    As filed with the Securities and Exchange Commission on January 27, 2005

                                         1933 Act Registration No. 333-120645
                                         1940 Act Registration No. 811-08765

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. 2
                         Post-Effective Amendment No. __

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 5

                        MANAGED HIGH YIELD PLUS FUND INC.
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                              MARK F. KEMPER, ESQ.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                          New York, New York 10019-6114
                     (Name and address of agent for service)

                                   Copies to:
                              JACK W. MURPHY, ESQ.
                                   Dechert LLP
                               1775 I Street, N.W.
                           Washington, D.C. 20006-2401
                            Telephone: (202) 261-3300

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box./ /

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

                         CALCULATION OF REGISTRATION FEE

                                                    PROPOSED MAXIMUM   PROPOSED MAXIMUM      AMOUNT OF
           TITLE OF SECURITIES        AMOUNT            OFFERING           AGGREGATE       REGISTRATION
           BEING REGISTERED      BEING REGISTERED    PRICE PER UNIT     OFFERING PRICE        FEE(2)
           -------------------   ----------------   ----------------   ----------------    ------------
             Common Stock
           ($.001 par value)        18,008,063          $ 6.13         $ 110,389,426(1)     $ 12,992.84
           -------------------   ----------------   ----------------   ----------------    ------------


           (1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933 based on the average high and low prices of Managed High Yield Plus Fund Inc. reported on the New York Stock Exchange on January 24, 2005.

           (2) A registration fee of $126.70 was previously paid in connection with the initial filing.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

                        MANAGED HIGH YIELD PLUS FUND INC.
                              CROSS REFERENCE SHEET

                               Part A--Prospectus
                           Items in Part A of Form N-2                            Location in Prospectus

Item 1.           Outside Front Cover                               Front Cover Page

Item 2.           Cover Pages; Other Offering Information           Inside Front and Outside Back Cover Page

Item 3.           Fee Table and Synopsis                            Fund Expenses and Prospectus Summary

Item 4.           Financial Highlights                              Financial Highlights

Item 5.           Plan of Distribution                              Front Cover Page; Prospectus Summary; The Offer

Item 6.           Selling Shareholders                              N/A

Item 7.           Use of Proceeds                                   Use of Proceeds

Item 8.           General Description of the Registrant             The Fund; Investment Objectives and Policies;
                                                                    Special Considerations and Risk Factors

Item 9.           Management                                        Management of the Fund

Item 10.          Capital Stock                                     Description of Capital Stock

Item 11.          Defaults and Arrears on Senior Securities         N/A

Item 12.          Legal Proceedings                                 N/A

Item 13.          Table of Contents of the Statement of             Table of Contents of the  Statement of Additional
                  Additional Information                            Information

                   Part B--Statement of Additional Information        Location in Statement of Additional Information

Item 14.          Cover Page                                        Cover Page of SAI

Item 15.          Table of Contents                                 Cover Page of SAI

Item 16.          General Information and History                   N/A

Item 17.          Investment Objectives and Policies                Additional Information About Investment Policies;
                                                                    Investment Limitations and Restrictions

Item 18.          Management                                        Organization of the Fund; Directors and Officers;
                                                                    Principal Holders and Management Ownership of
                                                                    Securities

Item 19.          Control Persons and Principal Holders of          Organization of the Fund; Directors and Officers;
                  Securities                                        Principal Holders and Management Ownership of
                                                                    Securities

Item 20.          Investment Advisory and Other Services            Management of the Fund

Item 21.          Brokerage Allocation and Other Practices          Portfolio Transactions

Item 22.          Tax Status                                        Taxation

Item 23.          Financial Statements                              Financial Statements

                            Part C--Other Information

Items 24-33                                                         Part C

     The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
               PRELIMINARY PROSPECTUS DATED JANUARY 27, 2005

                        Managed High Yield Plus Fund Inc.

                                14,406,450 Shares

               ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE RIGHTS
                          TO SUBSCRIBE FOR SUCH SHARES

Managed High Yield Plus Fund Inc. (the "Fund") is issuing non-transferable rights ("Rights") to its shareholders of record ("Shareholders") as of the close of business on January 31, 2005. These Rights will allow you to subscribe for one (1) share of common stock ("Share") of the Fund for each three (3) Rights held (the "Offer"). You will receive one Right for each whole Share that you hold of record as of January 31, 2005, rounded up to the nearest number of Rights evenly divisible by three. The Fund will not issue fractional Shares. The Rights will not be listed for trading on the New York Stock Exchange or any other exchange. You may also purchase Shares not acquired by other Shareholders subject to certain limitations and subject to allotment.

THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE THE GREATER OF (i) THE NAV PER SHARE ON FEBRUARY 28, 2005 (THE "EXPIRATION DATE") OR (ii) 95% OF THE VOLUME WEIGHTED AVERAGE SHARE PRICE OF A SHARE ON THE NEW YORK STOCK EXCHANGE ON THE EXPIRATION DATE AND THE FOUR PRECEDING BUSINESS DAYS.

RIGHTS MAY BE EXERCISED AT ANY TIME UNTIL 5:00 P.M., EASTERN TIME, ON FEBRUARY 28, 2005, UNLESS THE OFFER IS EXTENDED AS DISCUSSED IN THIS PROSPECTUS. Since the Expiration Date will be February 28, 2005 (unless the Fund extends the subscription period), Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights. For additional information regarding the Offer, please call The Altman Group, Inc. at 800-780 7438.

The Fund is a diversified, closed-end management investment company whose shares of common stock are listed and traded on the New York Stock Exchange under the symbol "HYF." The Fund's primary investment objective is to seek high income. Its secondary investment objective is capital appreciation. The Fund seeks to achieve these objectives by investing primarily in a professionally managed, diversified portfolio of lower-rated, income-producing debt and related equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities that are rated below investment grade or considered to be of comparable quality. These investments include: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's"), lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P") or comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies")) or that are unrated and that the Fund's investment advisor, UBS Global Asset Management
(US) Inc. ("UBS Global AM"), has determined to be of comparable quality; and
(ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are a part of a unit including, such debt securities. There is no assurance that the Fund will achieve its investment objectives. FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS."

This Prospectus concisely sets forth certain information an investor should know before investing. You should read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI"), dated _________ __, 2005, containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth on page 50 of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund or by calling The Altman Group, Inc. toll-free at 1-800-780 7438 or from the SEC's website at http://www.sec.gov.

AS WITH ALL INVESTMENT COMPANIES, NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

                                                                 ESTIMATED PROCEEDS, BEFORE
                             ESTIMATED           ESTIMATED               EXPENSES,
                       SUBSCRIPTION PRICE(1)     SALES LOAD            TO THE FUND(2)
Per Share                   $____                  $0                      $____
Total Maximum(3)            $____                  $0                      $____

(CONTINUED FROM PREVIOUS PAGE)

----------
(1) Estimated on the basis of the volume weighted share price of a Share on the NYSE on January 31, 2005 and the four preceding business days. The Fund may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby, or up to an additional 3,601,613 Shares, for an aggregate total of 18,008,063 Shares. If the Fund increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately $_____ and the total maximum Estimated Proceeds, before expenses, to the Fund will be approximately $_____. No sales load will be charged by the Fund in connection with this Offer. However, Shareholders that choose to exercise their Rights through broker-dealers, banks and nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.

(2) Before deduction of expenses related to the Offer incurred by the Fund, estimated at approximately $500,000.

(3)  Assumes all Rights are exercised at the estimated Subscription Price.


     The Fund announced the Offer after the close of trading on the NYSE on November 10, 2004. The NAV at the close of business on November 10, 2004 and January 31, 2005 was $5.30 and $_____, respectively, and the last reported sales price of a Share on the NYSE on those dates was $6.15 and $_____, respectively.

     The Fund may increase the number of Shares subject to subscription by up to 25%, or up to an additional 3,601,613 Shares, for an aggregate total of 18,008,063 Shares.

     As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described in the section of this Prospectus entitled "The Offer -- Over-Subscription Privilege," will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. SEE "The Offer."

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call (202) 942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, DC 20549-0102.

                               PROSPECTUS SUMMARY

     YOU SHOULD CONSIDER THE MATTERS DISCUSSED IN THIS SUMMARY BEFORE INVESTING IN THE FUND THROUGH THE OFFER. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

                                    THE OFFER

The Offer                           Managed High Yield Plus Fund Inc. (the "Fund") is issuing to its shareholders of record
                                    ("Shareholders") as of the close of business on January 31, 2005 (the "Record Date")
                                    non-transferable rights ("Rights") to subscribe for an aggregate of 14,406,450 shares of common stock ("Shares") of the Fund (the "Offer"). You will receive one (1) Right for each whole Share you hold as of the Record Date, rounded up to the nearest number of Rights evenly divisible by three. You may subscribe for one Share for each three Rights you hold (the "Primary
                                    Subscription"). Any Shareholder on the Record Date who is issued fewer than three Rights is entitled to subscribe for one full Share in the Offer.

Subscription Price                  The subscription price per Share (the "Subscription Price") will be the greater of (i) the
                                    NAV per Share on February 28, 2005 (the "Expiration Date") or (ii) 95% of the volume weighted average share price of a Share on the New York Stock Exchange on the Expiration Date and the
                                    four preceding business days. See "The Offer--Subscription Price."

Subscription Period                 Rights may be exercised at any time during the subscription period (the "Subscription Period"), which starts on January 31, 2005 and ends at 5:00 p.m., Eastern time, on February 28, 2005
                                    (the "Expiration Date"). See "The Offer--Terms of the Offer."

Over-Subscription Privilege         The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if there are not enough Shares available from the Primary
                                    Subscription to honor all over-subscription requests (the "Over-Subscription Privilege"). If there are enough Shares left after the Primary Subscription, all over-subscriptions will be honored in full. If there are not enough Shares available to honor all over-subscriptions, the available Shares will be allocated pro rata among those who over-subscribe based on the number of Rights originally issued to them by the Fund. See "The Offer--Over-Subscription Privilege."

Fractional Shares                   Fractional Shares will not be issued upon the exercise of Rights. In the case of Shares held of record by a broker-dealer, bank or other financial intermediary (each, a "Nominee"), the number of Rights issued to the Nominee will be adjusted to permit rounding up (to the nearest number of
                                    Rights evenly divisible by three) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on February 23, 2005, a written representation of the number of Rights required for such rounding. See "The Offer--Fractional Shares."

Purpose of the Offer                The Offer seeks to provide existing Fund Shareholders with the opportunity to purchase additional Shares at a price below market value. The Fund's investment advisor, UBS Global Asset
                                    Management (US) Inc. ("UBS Global AM") believes that increasing the Fund's assets through the
                                    Offer will benefit the Fund and its Shareholders by allowing the Fund to take further advantage of available investment opportunities in a market environment believed to be conducive for high yield investing and to reposition the Fund's portfolio in a more efficient manner. While there can be no assurance that any benefits will be realized, increasing the Fund's investment assets through the Offer is intended to:

                                    -   allow the Fund to increase its investments at a time when the Fund's investment advisor believes that the market is conducive for high yield investing;

                                    -   possibly increase the NAV of the Fund;

                                    -   allow repositioning of the portfolio in a more efficient manner;

                                    -   provide the Fund with the ability to make additional investments without selling current investments if otherwise not desirable;

                                    -   provide additional diversification of issuer-specific risk; and

                                    -   potentially marginally reduce the per Share expense ratio.

                                    The Offer allows you the opportunity to purchase additional Shares of the Fund at a price that will be below market value at the Expiration Date. See "The Offer--Purpose of the Offer."

Notice of NAV Decline               The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date. If that occurs, the Fund will notify Shareholders of the decline and permit Exercising Shareholders (as defined herein) to cancel exercise of their Rights. See "The Offer--Notice of NAV Decline."

How to Obtain Subscription          -   Contact your broker, bank or trust company.
Information
                                    -   Contact The Altman Group, Inc. (the "Information Agent") toll-free at 1-780-7438.

How to Subscribe                    You may subscribe in one of two ways:

                                    -   Deliver a completed Exercise Form and payment to Colbent Corporation (the "Subscription
                                        Agent") by the Expiration Date.

                                    -   If your Shares are held in a brokerage, bank or trust account, have your broker, bank or trust company deliver a Notice of Guaranteed Delivery to the Subscription Agent by the
                                        Expiration Date. See "The Offer--Exercise of Rights" and "The Offer--Payment for Shares."

Tax Consequences                    For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to Shareholders. You will not realize a taxable loss if your Rights expire without being exercised. See "The Offer -- Federal Income Tax Consequences of the Offer."

Use of Proceeds                     The proceeds of the Offer will be invested in accordance with the Fund's investment objectives and policies. Investment of the proceeds is expected to take up to one month from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See
                                    "Use of Proceeds."


                           IMPORTANT DATES TO REMEMBER

Record Date                                                                                   January 31, 2005

Subscription Period                                                                           January 31, 2005 - February 28, 2005*

Deadline for delivery of Exercise Form together with payment of Estimated
Subscription Price or for delivery of Notice of Guaranteed Delivery                           February 28, 2005*

Expiration Date                                                                               February 28, 2005*

Deadline for payment of final Subscription Price pursuant to Notice of Guaranteed Delivery    March 3, 2005*

Confirmation Date to Registered Shareholders**                                                March 7, 2005*

For Registered Shareholder Purchases -- deadline for payment of unpaid balance if final
Subscription Price is higher than Estimated Subscription Price                                March 10, 2005*

*    Unless the Offer is extended.
** Registered Shareholders are those shareholders who are the record owners of Fund shares (that is, their names appear directly on the records of the Fund's transfer agent) and whose shares are not held through a broker-dealer or other nominee or intermediary.

                                    THE FUND

The Fund                            The Fund is a diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on April 24, 1998 and commenced operations on June 26,
                                    1998. As of January 31, 2005, the Fund had ______ Shares outstanding. Shares of the Fund are traded on the NYSE under the symbol "HYF." As of January 31, 2005, the Fund's NAV was $______
                                    and the Fund's last reported share price of a Share on the NYSE was $_____. See "The Fund."

Distributions                       The Fund distributes substantially all of its net investment income as monthly dividends. The
                                    Fund also annually distributes substantially all realized net capital gains (the excess of net long-term capital gain over net short-term capital loss), realized net short-term capital gains and realized net gains from foreign currency transactions, if any. The Fund's monthly dividends may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates.

                                    The Fund has established a Dividend Reinvestment Plan ("Reinvestment Plan") under which all
                                    Shareholders whose Fund Shares are registered in their own names, or in the name of UBS
                                    Financial Services Inc. or its nominee, have all dividends and other distributions on their
                                    Shares automatically reinvested in additional Shares of the Fund, unless such Shareholders elect to receive cash. Shareholders who hold their Shares in the name of a broker or nominee other than UBS Financial Services Inc. should contact such broker or other nominee to determine whether, or how, they may participate in the Reinvestment Plan. The ability of such Shareholders to participate in the Reinvestment Plan may change if their Shares are transferred into the name of another broker or nominee.

                                    The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer would be entitled to the distribution that would be declared to Shareholders in March 2005. See "Dividends and Other Distributions; Dividend
                                    Reinvestment Plan."

Investment Objectives and Policies  The Fund's primary investment objective is to seek high income. Its secondary investment objective is to seek capital appreciation.

                                    The Fund seeks to achieve these objectives by investing primarily in a professionally managed, diversified portfolio of lower-rated, income-producing debt and related equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities that are rated below investment grade or considered to be of comparable quality.
                                    These investments include: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's"), lower than a BBB rating by Standard and Poor's, a division of The McGraw Hill Companies Inc. ("S&P") or comparably rated by another nationally recognized statistical rating organization (collectively, with Moody's and S&P, "Rating Agencies")) or that are unrated and that the Fund's investment advisor, UBS Global Asset Management (US) Inc. ("UBS Global AM"), has determined to be of comparable quality; and (ii) equity securities (including common stocks and rights and warrants for equity

                                    securities) that are attached to, or are a part of a unit including, such debt securities.

                                    The Fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the Fund's Board without Shareholder approval. However, the Fund has also adopted a policy to provide its Shareholders with at least 60 days' prior written notice of any change to this 80% policy.

                                    The Fund seeks to achieve its secondary objective of capital appreciation by investing in debt or equity securities that UBS Global AM expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or as a result of declines in long-term interest rates.

                                    Lower-rated debt securities (commonly known as "junk bonds") are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. The determination of whether a security is in a particular rating category, and whether the percentage limitations described above are met, are made at the time of investment. UBS Global AM will assess rated securities on the basis of the highest rating assigned by any Rating Agency.

                                    In certain market conditions, UBS Global AM may determine that securities rated investment grade
                                    (i.e., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital appreciation with only a relatively small reduction in yield. However, in such conditions, the Fund will still invest at least 80% of its net assets as noted above.

                                    UBS Global AM believes that the lower-rated securities markets offer opportunities for active management to increase portfolio value. In selecting investments for the Fund, UBS Global AM relies on the expertise of the Fund's portfolio manager, as well as her team of analysts. The investment process incorporates three key steps: industry selection, company selection and security selection. Industry selection consists of an analysis of economic factors, industry dynamics and yield spreads to determine which sectors of the market are the most attractive for investment. Company selection combines financial forecasting models with fundamental credit analysis to determine which companies are the most attractive investment candidates. Consulting third party research and conducting company visits are also key components in this selection process. Security selection is based on fundamental outlook and relative value within an industry and an issuer's capital structure. UBS Global AM's portfolio management team also utilizes a disciplined sell strategy under which a security will be sold when the income or total return potential declines relative to its risk level, or when the security becomes overvalued relative to its fundamental outlook.

                                    The Fund uses leverage through bank borrowings or other transactions involving indebtedness. The
                                    Fund may also use leverage through the issuance of preferred stock, but has not yet done so. The
                                    Fund may use leverage up to 33 1/3% of its total assets (in each case including the amount obtained through leverage). The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to Shareholders than the Fund could obtain over time without leverage. Leverage creates an opportunity for increased income and capital appreciation for Shareholders, but at the same time, it creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is used.
                                    See "Leverage" below and "Other Investment Practices--Leverage."

                                    The Fund may invest up to 20% of its net assets in investment grade securities of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who UBS Global AM determines to be of comparable quality), money market instruments and municipal obligations.


                                    Up to 35% of the Fund's total assets may be invested in securities of foreign issuers, including issuers in emerging market countries. However, the Fund may not invest more than 15% of its total assets in securities that are denominated in currencies other than the US dollar. Up to
                                    15% of the Fund's total assets may be invested in securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The Fund may purchase these securities if UBS Global AM believes that these securities have a potential for capital appreciation.

                                    The Fund may also engage in other investment practices, including forward commitments, repurchase agreements, reverse repurchase agreements, dollar rolls, lending of portfolio securities and short sales "against the box," and may purchase illiquid securities and when-issued and delayed delivery securities. The Fund may also invest in derivative instruments, including options, futures contracts, swaps and forward currency contracts. The Fund may also invest in floating rate notes of non-investment grade issuers.

                                    The Fund may implement various temporary or defensive strategies at times when UBS Global AM determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its Shareholders. When unusual market or economic conditions occur, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash.

                                    See "Investment Objectives and Policies," "Other Investment Practices," "Special Considerations
                                    and Risk Factors," "Taxation" and "Investment Policies and Restrictions" in the SAI.

Investment Advisor                  UBS Global Asset Management (US) Inc. (UBS Global AM") is the Fund's investment advisor and administrator ("Investment Advisor"). UBS Global AM is a Delaware corporation located at 51 West
                                    52nd Street, New York, New York, 10019-6114. UBS Global AM is an investment advisor registered with the US Securities and Exchange Commission. UBS Global AM is an indirect wholly owned subsidiary of UBS AG ("UBS"). As of September 30, 2004, UBS Global AM had approximately $49.5 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management
                                    Division, which had approximately $482.9 billion in assets under management worldwide as of
                                    September 30, 2004. UBS is an internationally diversified organization with headquarters in
                                    Zurich, Switzerland and operations in many areas of the financial services industry.

                                    As Investment Advisor, UBS Global AM receives from the Fund a fee, accrued weekly and paid monthly, in an amount equal to an annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage ("Managed
                                    Assets"). The investment advisory and administrative fee payable to UBS Global AM during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of Managed Assets, which include assets purchased with leverage. As a result, UBS Global AM has a financial incentive to leverage the Fund, which may create a conflict of interest between UBS Globlal AM and the best interests of the Fund's shareholders. See "Management of the Fund."

                                    Because the advisory fee is based on the Managed Assets, and since the Offer is expected to result in an increase in Managed Assets, UBS Global AM will benefit from the Offer by an increase in the dollar amount of the fee.

Share Repurchases and Tender        In recognition of the possibility that the Shares could trade at a discount from NAV and that
Offers; Conversion to Open-End      any such discount may not be in the best interest of Shareholders, the Fund's Board of
Fund                                Directors, in consultation with UBS Global AM, from time to time, may consider the possibility of making open-market Share repurchases or tender offers. There can be no assurance that the
                                    Board of Directors will decide to undertake either of these actions or that, if undertaken, such actions will result in the Shares trading at a price that is equal or close to NAV per Share.
                                    The Board of Directors also may consider from time to time whether it would be in the best interests of the Fund and its Shareholders to convert the Fund to an open-end investment company, but there can be no assurance that the Board of Directors will conclude that such a conversion is in the Shareholders' best interests. See "Description of Capital Stock."

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

     THIS PROSPECTUS CONTAINS CERTAIN STATEMENTS THAT MAY BE DEEMED TO BE "FORWARD-LOOKING STATEMENTS." ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF UNCERTAINTIES SET FORTH BELOW AND ELSEWHERE IN THE PROSPECTUS. SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" FOR A MORE COMPLETE DESCRIPTION OF RISKS THAT MAY BE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Dilution -- Non-Participation in    Shareholders who do not fully exercise their Rights will experience dilution of their
the Offer                           proportionate ownership interest in the Fund and dilution of voting power.

Yield Dilution                      It is possible that the Offer could result in dilution of the Fund's gross yield. Dilution of the Fund's gross yield could occur if the proceeds of the Offer are invested in securities that provide a yield below current portfolio yield. It is anticipated that modest yield dilution may occur based on current market conditions.

Share Price Volatility              Volatility in the market price of Shares may increase during the rights offering period. The
                                    Offer may result in some Shareholders selling their Shares, which would exert downward price pressure on the price of Shares, while others wishing to participate in the Offer may buy
                                    Shares, having the opposite impact.

Under-Subscription                  It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the ratios and the net proceeds of the Offer.

General                             The Fund is designed for investors who are willing to assume additional risk in return for the potential for high income and, secondarily, capital appreciation. An investment in the Fund may be speculative in that it involves a high degree of risk and is not intended to serve as a complete investment program. There is no assurance that the Fund will achieve its investment objectives. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund. Past performance is no guarantee of future results.

Risks Associated with Investments   Most of the securities in which the Fund invests are below investment grade and considered
in Lower-Rated Securities           speculative. Lower-rated securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities are subject to greater price volatility and a greater risk of loss of principal and non-payment of interest than higher-rated investments.

                                    Lower-rated securities are especially subject to (i) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (ii) changes in the financial condition of the issuers and (iii) negative publicity or investor perceptions.

                                    During periods of economic downturn, issuers of lower-rated income securities, especially highly leveraged issuers, may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and they may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because lower-rated securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. In order for the Fund to enforce its rights in the event of a default on lower-rated securities, the Fund may be required to take possession of, and manage collateral, securing the issuer's obligations.
                                    This may increase the Fund's operating expenses and adversely affect the Fund's net asset value.
                                    The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

                                    Up to 15% of the Fund's total assets may be invested in securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is extremely speculative and involves significant risk. These securities generally will not be producing income when they are purchased by the Fund, and they may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.
                                    Therefore, to the extent the Fund pursues its secondary investment objective of capital appreciation through investment in these securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

                                    Some or all of the securities in which the Fund invests may be illiquid when purchased or subsequently may become illiquid. Debt securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower-rated income securities market, so this market may be less liquid than the market for higher-rated income securities, even under normal economic conditions. The Fund also may not be able to readily dispose of such securities at an amount that approximates that at which the Fund has valued them and may have to sell other investments if necessary to raise cash to meet its obligations. During periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities appropriate for investment by the Fund. It may be more difficult to determine the fair value of illiquid securities for purposes of computing the Fund's net asset value. See "Investment Objectives and Policies."

Original Issue Discount, Zero       The Funds may invest in discount securities, including zero coupon securities, other securities
Coupon and Payment-in-Kind          issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Zero coupon
Securities                          securities pay no interest to holders prior to maturity. When a zero coupon security is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. PIK securities may pay interest either in cash or in the form of additional securities. OID securities may provide for some interest to be paid prior to maturity.

Leverage                            Leverage creates risks for Shareholders, including the likelihood of greater volatility in the
                                    NAV and market price of Shares and the risk that fluctuations in interest rates on indebtedness may adversely affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used.
                                    Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to
                                    Shareholders as dividends and other distributions will be reduced. Nevertheless, UBS Global AM may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. The investment advisory and administrative fee payable to
                                    UBS Global AM during periods in which the Fund is using leverage will be higher than when it is not doing so because the fee is calculated as a percentage of Managed Assets, which include assets purchased with leverage. UBS Global AM expects to leverage the additional assets generated from the Offer. Thus, the investment advisory and administrative fee paid to UBS
                                    Global AM will increase as a result of the proceeds of the Offer, as well as an increase in leverage. See "Other Investment Practices--Leverage" and "Management of the Fund."

Foreign Investments                 Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which US and foreign issuers are subject. Investments in securities that are denominated in foreign currencies are subject to the risk that changes in foreign exchange rates may reduce the US dollar value of those securities. These risks may be more acute with respect to the Fund's investments in emerging market countries. The special risks of foreign investing may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable US issuers. The costs attributable to foreign investing that the Fund must bear frequently are also higher than those attributable to domestic investing. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. See "Special Considerations and Risk Factors--Foreign
                                    Investments."

Hedging and Other Strategies        The Fund may invest in derivative instruments which entail special risks. See "Other Investment
Involving Derivative Instruments    Practices--Hedging and Other Strategies Using Derivative Instruments" and in the SAI, "Hedging
                                    and Other Strategies Using Derivative Instruments."

Market Price and Net Asset Value    Although the Shares have traded at a premium to their NAV for 102 out of 106 weeks since January
of Shares                           2003, shares of closed-end management investment companies frequently trade at a discount from their NAVs. Whether an investor will realize gains or losses upon the sale of Shares does not depend directly upon changes in the Fund's NAV, but rather upon whether the market price of the
                                    Shares at the time of sale is above or below the investor's purchase price for the Shares. This market risk is separate and distinct from the risk that the Fund's NAV may decrease.
                                    Accordingly, the Shares are designed primarily for long-term investors. Investors in Shares should not view the Fund as a vehicle for trading purposes. See "Special Considerations and Risk
                                    Factors--Market Price and Net Asset Value of Shares" and "Description of Capital Stock."

                                    The net asset value of the Fund's Shares will fluctuate with interest rate changes, as well as with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater during periods in which the Fund utilizes a leveraged capital structure. See "Other
                                    Investment Practices--Leverage."

Anti-Takeover Provisions            The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or Shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as
                                    "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Shareholder who owns beneficially more than 5% of the Shares. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. See "Special Considerations and Risk Factors--Anti-Takeover Provisions," and
                                    "Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation."

Market Disruption                   As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11,
                                    2001, some of the US securities markets were closed for a four-day period. These terrorist attacks and related events led to increased short-term market volatility. US military and related action in Iraq and Afghanistan and events in the Middle East could have significant adverse effects on US and world economies and markets. A similar disruption of the US or world financial markets could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares. See "Special Considerations and Risk
                                    Factors--Market Disruption."

                                  FUND EXPENSES

FEES AND EXPENSES

  SHAREHOLDER TRANSACTION EXPENSES
     Sales Load (as a percentage of offering price)                                  None
     Dividend Reinvestment Plan Fees                                                 None
  ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO SHARES)
     Investment Advisory and Administration Fees                                     0.98%
     Interest Payments on Borrowed Funds                                             0.84%
     Other Expenses(1)                                                               0.19%
                                                                                     ----
     Total Annual Expenses(2)                                                        2.01%
                                                                                     ----

----------
(1)  "Other Expenses" have been estimated for the current fiscal year.

(2) The 2.01% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $_____ (assuming a Subscription Price of $_____ per Share) and that, as a result, based on the Fund's net assets attributable to Shareholders on ______ __, 2005 of $______, the net assets attributable to Shareholders would be $______. If the subscription rate of the Offer is less than 50%, "Other Expenses" would be 0.20% (a difference of one basis point). Accordingly, "Total Annual Expenses" would be 2.02% (a difference of one basis point).





     The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

EXAMPLE

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return, (ii) reinvestment of all dividends and other distributions at NAV, (iii) that the fund will utilize leverage by borrowing an amount equal to approximately 30% of the Fund's total assets (including the amount obtained from leverage) and (v) the percentage amounts listed under Annual Expenses above remain the same in the years shown:


          1 YEAR        3 YEARS         5 YEARS       10 YEARS
          ------        -------         -------       --------
           $ 20           $ 63           $ 108          $ 234

     See also Note (2) above for assumptions made in calculating the expenses in this example. See "Financial Highlights" for the Fund's actual ratio of expenses to average net assets for the fiscal year ended May 31, 2004.

     The above tables and the assumption in this example of a 5% annual return and reinvestment at NAV are required by regulations of the SEC applicable to all closed-end investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. In addition, while this Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan will receive Shares at the market price in effect at that time if that price is lower than net asset value. Although the amount of leverage utilized by the Fund changes on a daily basis, the Fund currently borrows an amount in the range of 30% of the Fund's total assets. In the event the Fund does not utilize any leverage, an investor, would pay the following expenses based on the assumptions in this Example: One Year -- $12; Three Years -- $37; Five Years -- $64 and Ten Years -- $142.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results from a single Fund share. In the table, "total investment return" represents the rate that an investor would have earned on an investment in the Fund. The information in the financial highlights for the six years ended May 31, 2004 has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report appears in the Fund's Annual Report to Shareholders. The Fund's financial statements are included in the Fund's Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-647 1568.

                                    FOR THE SIX
                                    MONTHS ENDED                                                                  FOR THE PERIOD
                                    NOVEMBER 31,                    FOR THE YEARS ENDED MAY 31,                   JUNE 26, 1998+
                                       2004          ---------------------------------------------------------        THROUGH
                                    (UNAUDITED)        2004        2003         2002       2001        2000        MAY 31, 1999
                                   -----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $         5.02    $    4.75   $    4.98   $    6.99   $    9.73   $   12.35   $           15.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                        0.32         0.65        0.66        0.96        1.07        1.48                1.42
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gains (losses) from
  investment activities                      0.31         0.23       (0.23)      (1.99)      (2.58)      (2.60)              (2.83)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from operations                            0.63         0.88        0.43       (1.03)      (1.51)      (1.12)              (1.41)
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment
  income                                    (0.33)       (0.61)      (0.66)      (0.98)      (1.23)      (1.50)              (1.24)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                           $         5.32    $    5.02   $    4.75   $    4.98   $    6.99   $    9.73   $           12.35
----------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE,  END OF PERIOD       $         6.11    $    5.42   $    5.04   $    5.64   $    7.65   $    9.44   $           12.31
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                  19.59%       20.92%       3.85%     (13.22)%     (5.55)%    (12.14)%             (9.37)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, at end of
  period(000's)                    $      228,783    $ 214,425   $ 198,229   $ 200,844   $ 270,823   $ 310,015   $         388,929
----------------------------------------------------------------------------------------------------------------------------------
Expenses to average net
  assets, including interest
  expense                                    2.02%*       1.82%       2.20%       2.58%       3.11%       3.59%               3.02%*
----------------------------------------------------------------------------------------------------------------------------------
Expenses to average net
  assets, excluding interest
  expense                                    1.18%*       1.16%       1.23%       1.18%       1.07%       1.17%               1.15%*
----------------------------------------------------------------------------------------------------------------------------------
Net investment income to
  average net assets                        12.37%*      12.92%      15.03%      17.22%      13.00%      12.74%              11.82%*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        19%          53%         37%         40%         54%         66%                 52%
----------------------------------------------------------------------------------------------------------------------------------
Asset coverage++                   $        3,415    $   3,430   $   3,550   $   3,131   $   3,736   $   3,844   $           3,682
----------------------------------------------------------------------------------------------------------------------------------

+    Commencement of operations
++   Per $1,000 of bank loans outstanding
*    Annualized

(1) Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for periods of less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

The following information relates to the senior securities outstanding as of the end of the periods indicated. The Fund's only senior securities consist of a bank loan in the form of a revolving line of credit.

     FOR THE YEARS                                           INVOLUNTARY                       WEIGHTED AVERAGE
        ENDED          TOTAL AMOUNT    ASSET COVERAGE PER    LIQUIDATING    AVERAGE MARKET      NUMBER OF FUND
        MAY 31,        OUTSTANDING           UNIT            PREFERENCE     VALUE PER UNIT    SHARES OUTSTANDING
     -------------    --------------   ------------------    -----------    --------------    ------------------
        2004          $   88,250,000         $ 3,430             N/A             N/A               42,199,815
        2003          $   77,750,000         $ 3,550             N/A             N/A               41,127,472
        2002          $   94,250,000         $ 3,131             N/A             N/A               39,603,785
        2001          $   99,000,000         $ 3,736             N/A             N/A               38,245,114
        2000          $  109,000,000         $ 3,844             N/A             N/A               31,827,752
        1999+         $  145,000,000         $ 3,682             N/A             N/A               30,840,837

  +Reflects the period from June 26, 1998 through May 31, 1999.

                                    THE OFFER

TERMS OF THE OFFER

     The Fund is issuing to its Shareholders non-transferable Rights to subscribe for an aggregate of 14,406,450 Shares. The Fund may increase the number of Shares subject to subscription by up to 25% of the Shares, for an aggregate total of 18,008,063 Shares. Shareholders will receive one Right for each Share held as of the Record Date, rounded up to the nearest number of Rights evenly divisible by three. The Rights entitle a Shareholder to acquire, at the Subscription Price, one Share for each three Rights held. If you exercise all of the Rights issued to you, you may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription pursuant to the Over-Subscription Privilege.

                               SAMPLE CALCULATION

                   PRIMARY SUBSCRIPTION ENTITLEMENT (1-FOR-3)

                  NUMBER OF SHARES OWNED ON THE RECORD DATE 100

            NUMBER OF RIGHTS ISSUED* 102 DIVIDED BY 3 = 34 NEW SHARES

        * AUTOMATICALLY ROUNDED UP TO THE NEAREST NUMBER OF RIGHTS EVENLY
                               DIVISIBLE BY THREE.

     Rights may be exercised at any time during the Subscription Period, which commences on January 31, 2005 and ends at 5:00 p.m., Eastern time, on February 28, 2005, unless extended by the Fund (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date").

     Fractional Shares will not be issued upon the exercise of Rights. In the case of Shares held of record by a broker-dealer, bank or other financial intermediary (each, a "Nominee"), the number of Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on February 23, 2005, a written representation of the number of Rights required for such rounding. Rounding will be applied on an account by account basis, therefore no aggregation of accounts will occur.

     The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.

     For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "Over-Subscription Privilege."

     The Subscription Price will be the greater of (i) the NAV per Share on February 28, 2005 (the "Expiration Date") or (ii) 95% of the volume weighted average share price of a Share on the New York Stock Exchange on the Expiration Date and the four preceding business days. Since the Expiration Date will be February 28, 2005 (unless the Fund extends the subscription period), Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

     The Rights will be evidenced by Exercise Forms which will be mailed to Shareholders. You may exercise your Rights by completing an Exercise Form and delivering it, together with payment by means of

(i) a check or money order or (ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The methods by which Rights may be exercised and Shares paid for are set forth below in "Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

     The Offer seeks to provide existing Shareholders with an opportunity to purchase additional Shares at a price below market value, while permitting the Fund to take advantage of additional investment opportunities and/or reposition the Fund's portfolio in a more efficient manner. For example, as provided below under "Increased Portfolio Management Efficiency," the additional capital resulting from the rights offering would permit the Fund to purchase newly issued securities and/or provide the ability to increase current holdings without the need to raise capital by selling certain other existing positions and thus possibly paying transaction costs to sell those securities. If the Fund continues to trade at a premium, it will provide the potential for an accretive rights offering, which means that the Offer could increase NAV per Share for existing Shareholders due to the fact that the Subscription Price will likely exceed the NAV per Share on the Expiration Date.

     The Board of Directors of the Fund (the "Board) has been advised by UBS Global AM that it believes Shareholders will benefit from the Offer. The Board was informed by UBS Global AM that high yield investment opportunities are available, and that Shareholders could realize benefits from increased investment in such securities. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of the Offer or the investment of the Offer's proceeds.

     In determining that the initiation of the Offer and the proposed terms of the Offer were in the best interest of Shareholders, UBS Global AM presented information to the Board on, and the Board considered, a variety of factors, including those set forth below. UBS Global AM informed the Board that it believed that the benefits of conducting the Offer mitigated the potential risks associated with the Offer, as described herein. The Board considered all of the materials presented to it by UBS Global AM, including the terms proposed by UBS Global AM, in recommending the Offer.

     OPPORTUNITY TO PURCHASE BELOW MARKET PRICE. The Offer affords existing Shareholders the opportunity to purchase additional Shares at a price that will be below market value at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Fund than they owned before the Offer. The Board of Directors took this into account in adopting the Subscription Price formula applicable to the Offer and selecting the ratio of Rights offered relative to the number of Shares held on the Record Date. See "Special Considerations and Risk Factors."

     POTENTIAL INCREASE IN NAV. If the Fund continues to trade at a premium, the Offer could increase the NAV of the Fund due to the fact that the discounted Subscription Price would likely exceed the NAV.

     ADDITIONAL DIVERSIFICATION. The proceeds of the Offer could allow for investment in additional new positions, further diversifying issuer-specific risk. Proceeds may also be used to either increase or maintain the percentage allocation to certain existing positions based on attractive fundamentals and relative valuation while allowing certain other positions to decrease in relative size.

     INCREASED PORTFOLIO MANAGEMENT EFFICIENCY. In order to take advantage of new investment opportunities without the Offer, the Fund would be required to sell a portion of its existing investments at a time when generally company balance sheets, and thus fundamentals, are continuing to strengthen. The Offer provides the Fund with the ability to both capitalize on new investment opportunities and maintain its investment in existing assets.

     POSSIBLE MARGINAL REDUCTION IN EXPENSE RATIO. The Board was advised by UBS Global AM that the Fund could potentially achieve additional economies of scale as a result of an increase in the Fund's total assets. UBS Global AM believes that the increase in assets from the Offer may marginally reduce the Fund's expenses as a percentage of average net assets per Share over time because fixed costs would be spread over a greater number of Shares. However, the savings from such reduction is expected to be marginal and may be offset by the expenses of the Offer at first.

     The Board also considered the proposed terms of the Offer. The Board's decisions regarding the terms of the Offer included deliberations on, among other things, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the pricing structure of the Offer, the anticipated impact of the Offer on market price, the expenses of the Offer and the potential risks associated with the terms of the Offer. UBS Global AM and the Board determined that the overall benefits of the terms mitigated the associated risks.

     Therefore, the Board has determined that it is in the best interests of the Fund to increase the assets of the Fund available for investment through the Offer, so that the Fund will be in a better position to more fully take advantage of available investment opportunities in a market environment believed by UBS Global AM to be conducive for high yield investing and to reposition the portfolio in a more efficient manner.

     UBS Global AM may also benefit from the Offer because its advisory fee is based on the Managed Assets of the Fund. See "Management of the Fund -- Investment Advisor." It is not possible to state precisely the amount of additional compensation UBS Global AM might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, if the Offer is fully subscribed, it would add (net of offering expenses) approximately $109,889,426 to the net assets of the Fund. UBS Global AM also expects that it will leverage the additional assets from the Offer, adding approximately $32,966,828 to the assets of the Fund. These amounts combined, assuming no fluctuation due to changes in the market, would add $999,994 to UBS Global AM's annual compensation. The Fund's Managed Assets could increase further if the Shares subject to the Over-Subscription Privilege considered by the Board were to be issued and the proceeds leveraged by the Fund.

     The Board considered the possibility of a decline in the market price of Shares of the Fund. The Board was advised by UBS Global AM that if market conditions were to become less favorable, the Investment Advisor may desire to reevaluate the Offer. UBS Global AM indicated to the Board that, should the Fund begin to trade at a significant discount to NAV, it would re-examine the Offer and may consider recommending cancellation of the Offer or a change in the terms of the Offer.

     The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. In such event, the Fund will notify Shareholders and permit Exercising Shareholders to cancel exercise of their Rights.

     The Fund may, in the future, choose to make additional rights offerings for a number of Shares and on terms that may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended ("Securities Act"). The Fund currently does not intend to conduct rights offerings on a routine basis.

     There can be no assurance that the Fund or its Shareholders will achieve any of the foregoing objectives or benefits through the Offer.

OVER-SUBSCRIPTION PRIVILEGE

     If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, such Shares which have not been subscribed for will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders who exercise all the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. The Over-Subscription Privilege may result in additional dilution of a Shareholder's ownership percentage and voting rights.

     The method by which Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege to the extent that the maximum number of shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. In addition, the Fund may issue up to an additional 25% of Shares to honor over-subscription requests. If these Shares ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any Shareholder being allocated a greater number of Excess Shares than the Shareholder subscribed for pursuant to the exercise of such Shareholder's Over-Subscription Privilege, then such Shareholder will be allocated only such number of Excess Shares as such Shareholder subscribed for wand the remaining Excess Shares will be allocated among all other Shareholders exercising Over-Subscription Privileges. The formula to be used in allocating Excess Shares is as follows:

              Shareholder's Record Date Position
              ----------------------------------   X  Excess Shares Remaining
              Total Record Date Position by
              All Over-Subscribers

THE SUBSCRIPTION PRICE

     The Subscription Price per Share will be the greater of (i) the NAV per Share on February 28, 2005 (the "Expiration Date") or (ii) 95% of the volume weighted average share price of a Share on the New York Stock Exchange on the Expiration Date and the four preceding business days.

     The Fund announced the Offer after the close of trading on the NYSE on November 10, 2004. The NAV at the close of business on November 10, 2004 and January 31, 2005 was $5.30 and $_____, respectively, and the last reported share price of a Share on the NYSE on those dates was $6.15 and $_____, respectively. Since the Offer expires before the actual Subscription Price is determined, Shareholders who decide to acquire Shares on the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price for such Shares when they make such decision. Information about the Fund's NAV may be obtained by calling 800-780 7438.

EXPIRATION OF THE OFFER

     Rights will expire at 5:00 p.m., Eastern time, on the Expiration Date and thereafter may not be exercised, unless the Offer is extended.

     Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Business Wire or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

     The Subscription Agent is Colbent Corporation, 161 Bay State Drive, Braintree, Massachusetts 02184, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $35,000, which includes reimbursement for all out-of-pocket expenses related to the Offer. Shareholder questions or inquiries should be directed to Colbent Corporation, P.O. Box 859208, Braintree, Massachusetts 02185-9208. SIGNED EXERCISE FORMS SHOULD BE SENT TO COLBENT CORPORATION, by one of the methods described below:


             SUBSCRIPTION CERTIFICATE
                 DELIVERY METHOD                                          ADDRESS
             ------------------------                                     -------
  By First Class Mail                                     Colbent Corporation
                                                          P.O. Box 859208
                                                          Braintree, MA 02185-9208

  By Overnight Courier, Express Mail or By Hand           Colbent Corporation
                                                          161 Bay State Drive
                                                          Braintree, MA 02184

  By Broker-Dealer or other Nominee                       Shareholders whose Shares are held in a
  (Notice of Guaranteed Delivery)                         brokerage, bank or trust account may contact
                                                          their broker or other nominee and instruct
                                                          them to submit a Notice of Guaranteed Delivery
                                                          and Payment on their behalf.

            DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES
                        NOT CONSTITUTE A VALID DELIVERY.

INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                             The Altman Group, Inc.
                            1275 Valley Brook Avenue
                           Lyndhurst, New Jersey 07071

                            Toll Free: 800-780-7438

     You may also contact your bank, broker or other nominee for information with respect to the Offer.

     The Information Agent will receive a fee estimated to be approximately $31,000, which includes reimbursement for all out-of-pocket expenses related to its services as Information Agent.

EXERCISE OF RIGHTS

     Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Completed Exercise Forms and related payments must be received by the Subscription Agent before 5:00 p.m., Eastern time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Shareholder." Rights may also be exercised through an Exercising Shareholder's broker, who may charge such Exercising Shareholder a servicing fee.

     Shareholders for whom there is not a current address ("stop mail" accounts) will not be mailed this Prospectus or other subscription materials. Shareholders whose record addresses on the Record Date are outside of the United States will not be mailed Exercise Forms. See "Restriction on Foreign Shareholders."

     EXERCISING SHAREHOLDERS WHO ARE RECORD OWNERS. Exercising Shareholders may choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Exercise Form and payment after the Expiration Date.

     INVESTORS WHOSE SHARES ARE HELD BY A BROKER-DEALER OR OTHER NOMINEE. Exercising Shareholders whose Shares are held by a nominee such as a broker-dealer, bank or trust company must contact the nominee to exercise their Rights. In that case, the nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

     NOMINEES. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

     All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of Exercise Forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Fund shall determine unless waived. Neither the Fund nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

     You may exercise your Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

(1) DELIVER EXERCISE FORM AND PAYMENT TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

     Exercising Shareholders may deliver to the Subscription Agent at any of the offices set forth above under "Subscription Agent" (i) a completed and executed Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered Shares based on the Estimated Subscription Price of [$______] per Share, both no later than 5:00 p.m., Eastern time, on the Expiration Date.

     The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares.

     A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN US DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE US, (2) MUST BE PAYABLE TO "MANAGED HIGH YIELD PLUS FUND INC." AND (3) MUST ACCOMPANY AN EXECUTED EXERCISE FORM FOR SUCH SUBSCRIPTION TO BE ACCEPTED. THIRD (OR MULTIPLE) PARTY CHECKS WILL NOT BE ACCEPTED.

(2) CONTACT YOUR BROKER, BANK OR FUND COMPANY TO DELIVER NOTICE OF GUARANTEED DELIVERY TO THE SUBSCRIPTION AGENT BY THE EXPIRATION DATE:

     Exercising Shareholders may request a NYSE or National Association of Securities Dealers, Inc. member, bank or trust company (each a "nominee") to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by March 3, 2005. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form is received by the Subscription Agent by the close of business on March 3, 2005 and full payment for the Shares is received by it by the close of business on March 3, 2005.

     On March 7, 2005 (the "Confirmation Date"), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing
(i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the

Fund or any excess to be refunded by the Fund to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent by March 10, 2005 (the "Final Payment Date"). Any excess payment to be refunded by the Fund to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date. In the case of any Shareholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Shareholder must be received by the Subscription Agent by the close of business on March 10, 2005. Any excess payment to be refunded by the Fund to a Shareholder will be mailed by the Subscription Agent to such Shareholder as promptly as possible within ten (10) business days after the Confirmation Date. All payments by a Shareholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to "MANAGED HIGH YIELD PLUS FUND INC."

     WHICHEVER OF THE METHODS OF PAYMENT DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL RECEIPT OF THE PURCHASE PRICE BY THE FUND.

     If an Exercising Shareholder does not make payment of any additional amounts due by March 10, 2005, the Fund reserves the right to take any or all of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders;
(iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

     AN EXERCISING SHAREHOLDER WILL NOT HAVE THE RIGHT TO CANCEL THE EXERCISE OF RIGHTS OR RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT, EITHER BY MEANS OF A NOTICE OF GUARANTEED DELIVERY OR A CHECK OR MONEY ORDER, EXCEPT AS DESCRIBED UNDER "THE OFFER--NOTICE OF NAV DECLINE."

     The risk of delivery of Exercise Forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Fund, the Subscription Agent or the Information Agent. If the mail is used to exercise Rights, it is recommended that such Exercise Forms and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment before 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Fund, not be accepted if not cleared before the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier's check.

NOTICE OF NAV DECLINE OR INCREASE

     The Fund will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date or the NAV increases to an amount greater than the net proceeds. In such event, the Fund will notify Shareholders of any such decline or increase and permit Exercising Shareholders to cancel exercise of their Rights.

DELIVERY OF SHARE CERTIFICATES

     Registered Shareholders who are participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares that they acquire pursuant to the Offer credited to their Shareholder dividend reinvestment accounts in the Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, certificates for all Shares acquired pursuant to the Offer will be mailed after payment for all the Shares subscribed for has cleared, which clearance may take up to 15 days from the date of receipt of the payment.

EMPLOYEE PLAN CONSIDERATIONS

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), and plans that are subject to Code Section 4975, such as profit sharing/retirement plans for self-employed individuals and Individual Retirement Accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to Retirement Plans (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions and may be subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause violations of the maximum contribution limitations of
Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, such as a reallocation from another investment option or other liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel before such exercise.

     Retirement Plans and other tax exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used will be treated as a distribution to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. It is based upon the Code, US Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder because of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the US), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her. Each Shareholder should also review the discussion of certain tax considerations affecting the Fund and Shareholders set forth under "Taxation" below.

     For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income (or loss) to those Shareholders, and no gain or loss will be realized if the Rights expire without exercise.

     A Shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A Shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Shareholder's basis in the Right, if any, and the Subscription Price per Share. The Shareholder's basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses
(i) and (ii) is applicable, then if the Right is exercised, the Exercising Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution. A Shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the Share was held at the time of sale for more than one year.

     The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. You should consult your own tax advisor concerning the tax consequences of this transaction.

SPECIAL CONSIDERATIONS

     Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights. The Fund cannot determine the extent of this dilution at this time because it does not know what proportion of the Fund's Shares will be purchased as a result of the Offer.

     Shareholders may experience dilution in their holdings because they will indirectly bear the expenses of the Offer. Further, Shareholders that do not submit subscription requests pursuant to the Over-Subscription Privilege may also experience dilution in their holdings if the Fund offers additional Shares for subscription. As of January 31, 2005, the Fund's Shares traded at a ____% premium above NAV. Although some rights offerings may also experience NAV dilution, if the Fund's Shares trade at a premium above NAV as of the Expiration Date, the Fund estimates that such dilution, if any, would be minimal. See "Special Considerations and Risk Factors -- Effect of Non-Participation in the Offer." Except as described in this Prospectus, you will have no right to rescind your subscription requests after receipt of your payment for Shares by the Subscription Agent.

RESTRICTION ON FOREIGN SHAREHOLDERS

     Shareholders on the Record Date whose record addresses are outside the United States will receive written notice of the Offer; however, Exercise Forms will not be mailed to such Shareholders. The Rights to which those Exercise Forms relate will be held by the Subscription Agent for such foreign Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

                                 USE OF PROCEEDS

     Assuming all Shares offered hereby are sold at an estimated Subscription Price (the "Estimated Subscription Price") of [$_____ per Share], the net proceeds of the Offer will be approximately [$_________,] after deducting expenses payable by the Fund estimated at approximately [$________.] The net proceeds of the Offer will be invested in accordance with the Fund's investment objectives and policies. See "Investment Objectives and Policies." UBS Global AM anticipates that investment of the net proceeds will take approximately one month (but in no event later than three months from the date of this Prospectus) from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be held in obligations of the US Government, its agencies or instrumentalities, or highly rated money market instruments.

                                    THE FUND

     The Fund is a diversified, closed-end management investment company and has registered under the Investment Company Act of 1940 ("1940 Act"). The Fund was incorporated under the laws of the State of Maryland on April 24, 1998 and commenced operations on June 26, 1998. As of January 31, 2005, the Fund had __________ Shares of common stock issued and outstanding. As of January 31, 2005 the Fund's total assets were $___________.

     The Fund's common stock is traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "HYF." The Fund's principal office is located at 51 West 52nd Street, New York, New York 10019-6114, and its telephone number is 212-882 5000.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200 million shares of capital stock, $.001 par value. The Board of Directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The information contained under this heading is subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

     There were ___ Shares outstanding as of the Record Date. Assuming that all Rights are exercised an additional ___ Shares will be issued. The Fund may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions.

     As of January 24, 2005, to the best of the Fund's knowledge, there was no person who controlled the Fund.

SHARE PRICE AND NAV

     The Fund's Shares are publicly held and have been listed and are trading on the NYSE. The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV, the percentage premium or discount at such closing prices, and the number of Shares traded. The NAV as of the close of business on January 31, 2005 was $______ and the last reported sales price of a Share that day was $_____, representing a ___% premium to NAV.

                   MARKET     CORRESPONDING                     MARKET    CORRESPONDING
   QUARTER        PRICE(1)      NET ASSET        PREMIUM/      PRICE(1)     NET ASSET        PREMIUM/           TRADING
   ENDING           HIGH         VALUE(2)     (DISCOUNT) (2)     LOW         VALUE(2)     (DISCOUNT) (2)        VOLUME
--------------   ----------   -------------   --------------   --------   -------------   --------------    --------------
Fiscal 2003
  Aug. 31        $     5.61   $        4.98            12.65%  $   3.76   $        4.23           (11.11)%       5,952,300
  Nov. 30              4.64            4.33             7.16       3.87            3.99            (3.01)        4,080,000
  Feb. 28              4.69            4.47             4.92       4.17            4.29            (2.80)        5,385,000
  May 31               5.12            4.67             9.64       4.72            4.41             7.03         4,897,300
Fiscal 2004
  Aug. 31              5.23            4.96             5.44       4.55            4.82            (5.60)        4,100,100
  Nov. 30              5.44            5.06             7.51       4.90            4.95            (1.01)        3,132,800
  Feb. 28              6.00            5.29            13.42       5.35            5.04             6.15         4,941,100
  May 31               5.82            5.18            12.36       4.87            5.04            (3.37)        4,615,600

Fiscal 2005
  Aug. 31              5.78            5.13           12.67       5.27            5.09             3.54         3,904,500
  Nov. 30              6.29            5.32           18.23       5.78            5.15            12.23         4,553,100

----------
(1)  As reported by the NYSE.
(2) Based on the Fund's computations, on the day that the high or low market price was recorded.

     Shares of the Fund have traded at both a premium to NAV and a discount to NAV. There can be no assurance that Shares will trade at premium to NAV in the future. Certain features of and steps taken by the Fund may have tended to reduce the discount from net asset value at which its Shares might otherwise have traded, although the Fund is not able to determine what effect, if any, these various features and steps may have had.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is to seek high income. Its secondary investment objective is capital appreciation. The Fund seeks to achieve these objectives by investing primarily in a professionally managed, diversified portfolio of lower-rated, income-producing debt and related equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities that are rated below investment grade or considered to be of comparable quality. These investments include: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's"), lower than a BBB rating by Standard and Poor's ("S&P") or comparably rated by another nationally recognized rating agency ("Rating Agency")) or that are unrated and that the Fund's Investment Advisor, UBS Global Asset Management (US) Inc. ("UBS Global AM"), has determined to be of comparable quality; and (ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are a part of a unit including, such debt securities.

     The Fund will interpret its 80% policy as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." The Fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the Fund's Board without shareholder approval. However, the Fund has also adopted a policy to provide its Shareholders with at least 60 days' prior written notice of any change to this 80% policy.

     The Fund seeks to achieve its secondary objective of capital appreciation by investing in debt or equity securities that UBS Global AM expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit ratings, or as a result of declines in long-term interest rates. By seeking to achieve both of its investment objectives, the Fund seeks to obtain high income plus capital appreciation for its Shareholders.

     Lower-rated securities (commonly known as "junk bonds") are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non payment of interest. The determination of whether a security is in a particular rating category, and whether the above percentage limitations are met, will be made at the time of investment and will be based on of the highest rating assigned by any Rating Agency.

     In certain market conditions, UBS Global AM may determine that securities rated investment grade (i.e., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital appreciation with only a relatively small reduction in yield. However, in such conditions, the Fund will still invest at least 80% of its net assets as noted above.

     UBS Global AM believes that the lower-rated securities markets offer opportunities for active management to increase portfolio value. In selecting investments for the Fund, UBS Global AM relies on the expertise of the Fund's portfolio manager, as well as her team of analysts. The investment process incorporates three key steps: industry selection, company selection and security selection. Industry selection consists of an analysis of economic factors, industry dynamics and yield spreads to determine which sectors of the market are the most attractive for investment. Company selection combines financial forecasting models with fundamental credit analysis to determine which companies are the most attractive investment candidates. Consulting third party research and conducting company visits are also key components in this selection process. Security selection is based on fundamental outlook and relative value within an industry and an issuer's capital structure. UBS Global AM's portfolio management team also utilizes a disciplined sell strategy under which a security will be sold when the income or total return potential declines relative to its risk level, or when the security becomes overvalued relative to its fundamental outlook.

     The Fund also may invest up to 20% of its net assets in investment grade debt securities of private and government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who UBS Global AM determines to be of comparable quality), money market instruments and municipal obligations.

     Up to 35% of the Fund's total assets may be invested in securities of foreign issuers, including issuers in emerging market countries. However, the Fund may not invest more than 15% of its total assets in securities that are denominated in currencies other than the US dollar. Up to 15% of the Fund's total assets may be invested in securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The Fund may purchase these securities if UBS Global AM believes that they have a potential for capital appreciation.

     The Fund is designed for investors who are willing to assume additional risk in return for the potential for high income and, secondarily, capital appreciation. An investment in the Fund may be speculative in that it involves a high degree of risk and is not intended to serve as a complete investment program. There is no assurance that the Fund will achieve its investment objectives. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund.

PORTFOLIO SECURITIES

     The following summarizes some of the characteristics of the principal securities in which the Fund may invest. See the Statement of Additional Information for more information.

     DEBT OBLIGATIONS; LOWER-RATED SECURITIES. The lower-rated securities in which the Fund invests are debt obligations, including bonds, debentures, notes, corporate loans and similar instruments and securities, and are generally unsecured. Mortgage and asset-backed securities are types of debt obligations, and income-producing, non-convertible preferred stocks may be treated as debt obligations for the Fund's investment purposes. Debt obligations are used by private and public issuers to borrow money from investors. The issuer pays the investor a fixed, floating or variable rate of interest and normally must repay the amount borrowed on or before maturity. Debt obligations are subject to varying degrees of risk of loss, and the prices (i.e., market values) of debt obligations fluctuate to varying degrees in response to changes in market interest rates.

     Investments in lower-rated securities are subject to a greater price volatility and a greater risk of loss than higher rated investments and are considered by the Rating Agencies to be predominantly speculative, with limited protection of interest and principal payments. The lower-rated securities in which the Fund may invest include securities that are in default or that face the risk of default with respect to payments of principal or interest. Lower-rated securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities are subject to higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to negative publicity or investor perceptions. During periods of economic downturn, issuers of lower-rated income securities, especially highly leveraged issuers, may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and they may be unable to repay debt at maturity by refinancing. The risk of loss due to payment defaults by these issuers is significantly greater because lower-rated securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. See "Special Considerations and Risk Factors--Certain Risks Associated with Investments in Lower-rated Securities."

     UBS Global AM believes that the lower-rated securities market offers opportunities to investors who are willing to bear the greater risks of lower-rated securities. In selecting investments for the Fund, UBS Global AM seeks to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. UBS Global AM's analysis may include consideration of general industry trends, the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, the issuer's responsiveness to changes in business conditions and interest rates, and other terms and conditions. UBS Global AM may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. UBS Global AM regularly assesses both the return potential and the degree of risk presented by the Fund's portfolio investments in order to determine whether to hold or to dispose of those investments.

     For more information about the markets for lower-rated securities, including historical performance information, see "Market Data" in the SAI.

     EQUITY SECURITIES. The equity securities in which the Fund may invest include common and preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks represent an ownership interest in a company. Preferred stock has certain fixed income features, like debt securities, but is actually equity in a company. The prices of equity securities generally fluctuate more than debt securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company.

     Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

     ORIGINAL ISSUE DISCOUNT, ZERO COUPON AND PAYMENT IN KIND SECURITIES. The Fund may invest in discount securities, including zero coupon securities, other securities issued with OID and PIK securities.

     Zero coupon securities pay no interest to holders prior to maturity. When a zero coupon security is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. PIK securities may pay interest either in cash or in the form of additional securities. OID securities may provide for some interest to be paid prior to maturity. Because the Fund must include the return on zero coupon, OID and PIK securities as taxable income, the Fund considers these securities to be income-producing for purposes of computing whether at least 80% of the Fund's net assets are invested in high yield debt securities that are rated below investment grade.

     CORPORATE LOANS. The Fund may invest in loans extended to corporate borrowers by commercial banks and other financial institutions ("Corporate Loans"). As in the case of other lower-rated securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities, but they may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between Corporate Loans and other lower-rated securities. Corporate Loan obligations are frequently secured by collateral pledged by the borrower, and investors in Corporate Loans frequently benefit from debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment (at least with respect to the collateral) over other creditors of the borrower in the event of its insolvency. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full or that the holders of such Corporate Loans will not experience delays in receiving payment. Corporate Loans generally bear interest at variable rates that are set at a specified "spread" above a base lending rate, such as the prime rate of a US bank, which may fluctuate on a day to day basis, or above an established index, such as the London Interbank Offered Rate ("LIBOR"), which is adjusted at set intervals (typically 30 days, but generally not more than one year). Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate less in response to changes in market interest rates than would fixed-rate securities. However, the secondary market for Corporate Loans is not as well developed as the secondary market for other lower-rated securities, and reliable valuation information about Corporate Loans may be harder to obtain. Therefore, the Fund may have difficulty liquidating and valuing Corporate Loans that it holds.

     Generally, Corporate Loans are originated through a lending syndicate in which a bank acts as an administrative agent on behalf of the other lenders to negotiate the loan terms and assumes certain loan servicing responsibilities. The Fund's investments in Corporate Loans normally are through assignments of or participations in all or a portion of another lender's interest in a Corporate Loan. Participations typically result in the Fund having a contractual relationship only with the lender, not with the borrower. In a participation, the Fund would be entitled to receive agreed upon portions of payments of principal, interest and any loan fees by the lender only when and if those payments are received. Also, the Fund might not directly benefit from any collateral supporting the Corporate Loan. As a result, the Fund would assume the credit risk of both the borrower and the lender that sold the participation. If the lender becomes insolvent, the Fund might be treated as a general creditor of the lender and might not benefit from any set off between the lender and the borrower. In an assignment, the Fund would be entitled to receive payments directly from the borrower and, therefore, would not depend on the assigning lender to pass those payments on to the Fund. However, in an assignment, the Fund may have greater direct responsibilities with respect to collection of principal and interest and the enforcement of its rights.

     MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage- and asset-backed securities are debt or pass-through securities that are backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. US government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae (also know as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. While these government-sponsored enterprises are chartered or sponsored by Acts of Congress, securities issued by such government-sponsored enterprises are neither insured nor guaranteed by the US government. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. New types of mortgage- and asset-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund may invest in those new types of mortgage- and asset-backed securities that UBS Global AM believes may assist in achieving its investment objectives. Similarly, the Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     For additional information, see "Investment Policies and Restrictions -- Mortgage- and Asset-backed Securities" in the SAI.

TEMPORARY AND DEFENSIVE STRATEGIES

     The Fund may implement various temporary or defensive strategies at times when UBS Global AM determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its Shareholders. When unusual market or economic conditions occur, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 20% of its net assets, in securities issued or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper or other income securities deemed by UBS Global AM to be consistent with a defensive posture, or it may hold cash. These strategies may include an increase in the portion of the Fund's assets invested in higher quality debt securities, which generally have lower yields than do lower-rated securities. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. In addition to its authority to use leverage up to an amount equal to 33 1/3% (including the amount of leverage), the Fund may borrow money for temporary or emergency purposes (e.g., settlement and clearance of securities transactions and payments of dividends to common or any preferred shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (not including the amount borrowed for this purpose).

                           OTHER INVESTMENT PRACTICES

     The Fund may engage in the following additional investment practices, each of which may involve certain special risks.

LEVERAGE

     The Fund uses leverage through bank borrowings and may also do so using other transactions involving indebtedness. The Fund may use leverage through the issuance of preferred stock, but has not yet done so. The Fund may use leverage up to 33 1/3% of its total assets (in each case including the amount obtained through leverage). The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to Shareholders than the Fund could obtain over time without leverage. The Fund also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of Fund securities, and the payment of dividends to common or any preferred shareholders. The Fund may borrow from affiliates of UBS Global AM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     The Fund may borrow through reverse repurchase transactions or engage in dollar rolls. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase them on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. In a dollar roll, the Fund sells mortgage-backed or other securities for delivery on the next regular settlement date and, simultaneously, contracts to purchase substantially identical securities for delivery on a later settlement date.

     Leverage creates an opportunity for increased income and capital appreciation for the Shareholders, but at the same time, it creates special risks. Leverage is a speculative technique in that it will increase the Fund's exposure to capital risk. Successful use of leverage depends on UBS Global AM's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

     The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Fund can earn on the longer term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the Shareholders would benefit from an incremental return. However, if the differential between the return on the Fund's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Fund's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Shares.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. Nevertheless, UBS Global AM may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Management of the Fund," the investment advisory and administrative fee payable to UBS Global AM during periods in which the Fund is using leverage will be higher than when it is not doing so because the fee is calculated as a percentage of Managed Assets, which include assets purchased with leverage. As a result, UBS Global AM has a financial incentive to leverage the Fund, which may create a conflict of interest between UBS Globlal AM and the best interests of the Fund's shareholders. UBS Global AM expects to leverage the additional assets generated from the Offer. Thus, the investment advisory and administrative fee paid to UBS Global AM will increase as a result of the proceeds of the Offer, as well as an increase in leverage.

     Assuming leverage by borrowings in the amount of approximately 30% of the Fund's total assets (including the amount borrowed), and an annual interest rate of 2.7% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover those interest payments would be 0.81%.

     The following table is designed to illustrate the effect on the return to a Shareholder of the leverage obtained by borrowings in the amount of approximately 30% of the Fund's total assets, assuming hypothetical annual returns (net of expenses) of the Fund's portfolio of minus 10% to plus 10%. As the table shows, the leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


     Assumed Portfolio Return (net of           (10)%        (5)%          0 %        5%        10%
         expenses)
     Corresponding Share Return              (15.44)%     (8.30)%      (1.16)%     5.99%     13.13%

     The Fund's willingness to use leverage and the extent to which it uses it at any time will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

     For further information about leveraging, see "Special Considerations and Risk Factors--Leverage."

FORWARD COMMITMENTS

     The Fund may make contracts to purchase securities for a fixed price at a future date beyond the customary settlement time ("forward commitments") without its doing so being considered leverage if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities that it owns. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring portfolio securities, the Fund may dispose of a commitment prior to settlement if UBS Global AM deems it appropriate to do so. The Fund may realize short-term capital gains or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the seller at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund enters into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors.

ILLIQUID SECURITIES

     Some or all of the securities in which the Fund invests may be illiquid when purchased or, subsequently, may become illiquid. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter

("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those that UBS Global AM has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. To the extent the Fund invests in illiquid securities, the Fund may not be able to readily liquidate those investments and may have to sell other investments or borrow or raise cash to meet its obligations.

     In making day-to-day determinations of liquidity pursuant to guidelines approved by the Fund's Board, UBS Global AM takes into account a number of factors, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). UBS Global AM monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Directors.

HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

     The Fund may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions and may use options (both exchange traded and OTC), futures contracts, options on futures contracts and forward currency contracts to attempt to enhance income or to realize gains. The Fund's ability to use these derivative instruments may be limited by market conditions, regulatory limits and tax considerations. The SAI contains further information on these derivative instruments.

     The Fund may enter into forward currency contracts, buy and sell foreign currency, debt and equity security index and interest rate futures contracts, write covered put and call options and buy and sell put and call options on securities, debt and equity security indices, foreign currencies and such futures contracts. The Fund may enter into options, futures, forward currency contracts and swap transactions that approximate (but do not exceed) the full value of its portfolio, at which point up to 100% of the Fund's portfolio assets would be subject to the risks associated with the use of these instruments.

     The Fund may enter into swap transactions, including interest rate swaps and interest rate caps, floors and collars, for hedging or other risk management purposes. For example, the Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund enters into swap transactions only with banks and recognized securities dealers or their respective affiliates that are believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors.

     The Fund might not employ any of the derivative instruments or strategies described above, and there can be no assurance that any derivative instrument or strategy used will succeed. If UBS Global AM incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors in utilizing a derivative instrument for the Fund, the Fund might have been in a better position had it not hedged at all. The use of derivative instruments and strategies involves certain special risks, including (1) the fact that skills needed to use derivative instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of these derivative instruments and price movements of the investments being hedged, (3) the fact that, while derivative instruments and strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with derivative instruments and the possible inability of the Fund to close out or to liquidate its hedged position.

     New financial products and risk management techniques continue to be developed. The Fund may use these new products and techniques to the extent consistent with its investment objectives and with regulatory and federal tax considerations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase debt securities on a "when-issued" basis or may purchase or sell debt securities on a "delayed delivery" basis, i.e., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities, marked-to-market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

LENDING OF PORTFOLIO SECURITIES

     The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund's portfolio securities must maintain acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The Fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or a placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

     Although the Fund's Board of Directors has approved the Fund's participation in a securities lending program, the Fund does not currently participate in any securities lending activities. Pursuant to procedures adopted by the Fund's Board of Directors governing the Fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for the Fund. As lending agent, UBS Securities would administer the Fund's securities lending program. The Board has also authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. As part of its services as lending agent, UBS Securities would be permitted to, on behalf of the Fund, invest cash collateral received by the Fund for securities loans. The Board would periodically review the portfolio securities loan transactions for which UBS Securities acts as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the Fund's securities lending program.

BORROWINGS

     The Fund has a $150 million committed credit facility (the "Facility"). Under the terms of the Facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administration fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund pledged assets in the amount of $252,459,107 on May 31, 2004 as collateral for the bank loan.

     For the year ended May 31, 2004, the Fund borrowed a daily average balance of $85,131,148 at a weighted average borrowing cost of approximately 1.64%.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when UBS Global AM deems portfolio changes appropriate. Higher portfolio turnover (100% or more) will result in higher Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities and may result in more short-term capital gains. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

     An investment in the Shares of the Fund involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information of the risks that may be associated with an investment in the Fund, see "Additional Information About Investments and Investment Techniques" in the SAI.

     DILUTION;EFFECT OF NON-PARTICIPATION IN THE OFFER. As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege, will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned before the Offer. Although some rights offerings may also experience NAV dilution, if the Fund's Shares trade at a premium above NAV, the Fund estimates that such dilution, if any, would be minimal. Since June 26, 1998 (commencement of operations), Shares of the Fund have traded at various times at, above and below the NAV.

     YIELD DILUTION. It is possible that the Offer could result in dilution of the Fund's gross yield. Dilution of the Fund's gross yield could occur if the proceeds of the Offer are invested in securities that provide a yield below current portfolio yield. It is anticipated that modest yield dilution may occur based on current market conditions.

     SHARE PRICE VOLATILITY. Volatility in the market price of Shares may increase during the rights offering period. The Offer may result in some Shareholders selling their Shares, which would exert downward price pressure on price of Shares, while others wishing to participate in the Offer may buy Shares, having the opposite impact.

     UNDER-SUBSCRIPTION. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the ratios and the net proceeds of the Offer.

     MARKET PRICE AND NET ASSET VALUE OF SHARES. Although the Shares have traded at a premium to their NAV for 102 out of 106 weeks since January 2003, shares of closed-end investment companies such as the Fund frequently trade at a discount to their net asset values. The last time the Shares traded at a discount was in September 2003. Whether an investor will realize gains or losses upon the sale of Shares will not depend directly upon changes in the Fund's net asset value, but will depend upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. The market price of Shares is determined by such factors as relative demand for and supply of Shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. Accordingly, the Shares are designed primarily for long-term investors. Investors in the Shares should not view the Fund as a vehicle for trading purposes. Since its initial public offering, Shares have traded at various times at both a discount and a premium to NAV. The risk that the Shares may trade at a discount to NAV may be greater for investors expecting to sell their Shares in a relatively short period of time. Since the inception of the Fund in June 1998, the longest consecutive period during which the Shares of the Fund traded at discount to NAV was 238 days and the longest consecutive period during which Shares of the Fund traded at a premium to NAV was one year and 5 months. The Fund cannot predict whether the Shares will trade in the future at, above or below NAV.

     CERTAIN RISKS ASSOCIATED WITH INVESTMENTS IN LOWER-RATED SECURITIES. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund. Most of the securities in which the Fund invests are below investment grade quality. There is a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuers of these securities to make payments of interest and principal. The inability (or perceived inability) of these issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell the securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may at times find it more difficult to establish the fair market value of such securities.

     The Fund may invest in securities that are rated Ca or lower by Moody's, CC or lower by S&P, comparably rated by another Rating Agency or, if unrated, are determined to be of equivalent quality by UBS Global AM. The Fund also may invest up to 15% of its total assets in securities that are rated as low as D by S&P, which are securities in payment default. Moody's and S&P's descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix. Investment in these securities is extremely speculative and involves significant risk. These securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary investment objective of capital appreciation through investment in these securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

     The Fund will also be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by securities of bankrupt issuers will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving these securities or a payment of some amount in satisfaction of the obligation). If the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the issuer of these securities, the Fund may be restricted from disposing of the securities that it holds until the exchange offer or reorganization is completed. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to the securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.

     Securities ratings are based largely on the issuer's historical financial condition and the Rating Agencies' analysis at the time of rating. Securities ratings are not a guarantee of quality and may be lowered after the Fund has acquired the security. Also, Rating Agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The rating assigned to a security by a Rating Agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

     Changes in a Rating Agency's rating of any income security or in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below the rating at the time of purchase, although UBS Global AM will monitor all investments to determine whether continued investment is consistent with the Fund's investment objectives. Because of the greater number of investment considerations involved in investing in lower-rated income securities, the achievement of the Fund's investment objectives will depend more on UBS Global AM's analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

     The values of lower-rated income securities, like those of other income securities, generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. These fluctuations can be expected to be greater for investments in income securities with longer maturities than for investments in income securities with shorter maturities. The secondary market prices of lower-rated securities are often affected to a lesser extent by changes in interest rates and to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their respective industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.

     In order for the Fund to enforce its rights in the event of a default on lower-rated securities, the Fund may be required to take possession of and manage collateral securing the issuer's obligations. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Fund may be required to participate in a restructuring of the obligation.

     Some or all of the securities in which the Fund invests may, when purchased, be illiquid or may subsequently become illiquid. In many cases, lower-rated income securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under the securities laws. It may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. Like higher-rated income securities, lower-rated income securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower-rated income securities market, and that market may be less liquid than the market for higher-rated income securities, even under normal economic conditions. As a result, during periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities that are appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower-rated securities market and may cause the prices that the Fund receives for its lower-rated income securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market.

     Although UBS Global AM attempts to minimize the speculative risks associated with investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

     LEVERAGE. Borrowings or other transactions involving Fund indebtedness (other than for temporary or emergency purposes) and any preferred stock issued by the Fund all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to Shareholders, but it is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and capital appreciation, if any, on assets acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish the Fund's investment performance. Successful use of leverage depends on UBS Global AM's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

     Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the assets purchased with the proceeds of the leverage. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of debt securities or preferred stock by the Fund would involve offering expenses and other costs, including dividends or interest payments, which would be borne by the Shareholders.

     Under the 1940 Act, the Fund is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Fund has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Fund may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Fund also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on the Shares, or purchase any of the Shares (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or Share purchase price, as the case may be.

     The 1940 Act imposes a similar 200% asset coverage requirement with respect to any preferred stock that the Fund may issue. Immediately after any such issuance, the Fund's total assets (including the proceeds of the preferred stock and of any indebtedness constituting senior securities) must be at least equal to 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund's total assets, including the proceeds of the preferred stock and any outstanding indebtedness constituting senior securities). Following the issuance of preferred stock, the Fund would not be permitted to declare any cash dividend or other distribution on the Shares or purchase any of the Shares (through tender offers or otherwise), unless it would satisfy this 200% asset coverage after deducting the amount of the dividend, other distribution, or Share purchase price, as the case may be. If the Fund were to have senior securities in the form of both indebtedness and preferred stock outstanding at the same time, it would be subject to the 300% asset coverage requirement with respect to the amount of the indebtedness and the 200% asset coverage requirement with respect to the preferred stock. Under the 1940 Act, holders of any outstanding preferred stock, voting separately as a single class, must be entitled to elect at least two members of the Fund's Board of Directors. Also, under certain circumstances, the holders of any senior securities that are in default may be entitled to elect a majority of the Board.

     The terms of any borrowing, other Fund indebtedness or preferred stock issued by the Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms also may impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies. The Fund also might be further limited in any of these respects by guidelines established by any Rating Agencies that issue ratings for debt securities or preferred stock issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund's ability to pay dividends or make other distributions could impair its ability to maintain its qualification as a regulated investment company for federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred stock to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the Rating Agency guidelines will impede UBS Global AM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. For additional information about leverage, see "Other Investment Practices-- Leverage."

     FOREIGN INVESTMENTS. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which US and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable US issuers. The costs attributable to foreign investing that the Fund must bear frequently are also higher than those attributable to domestic investing. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.

     In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

     Investments in foreign government obligations involve special risks. The issuer of the obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to pay interest and repay principal when due in accordance with the terms of the obligation, and the Fund may have limited legal recourse in the event of a default. Political considerations, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable importance.

     The foregoing risks may be more acute with respect to the Fund's investments in emerging market countries. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or non-existent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     Currency risk is the risk that changes in foreign exchange rates may reduce the US dollar value of the Fund's foreign investments. The Fund's Share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the US and foreign governments or central banks, the imposition of currency controls, speculation or other political or economic developments inside and outside the United States.

     Although UBS Global AM attempts to minimize the speculative risks associated with investments in foreign securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

     CERTAIN RISKS ASSOCIATED WITH ORIGINAL ISSUE DISCOUNT, ZERO COUPON AND PAYMENT IN KIND SECURITIES. The portion of the original issue discount that accrues each year on zero coupon and other OID securities in which the Fund invests, and the "interest" received or accrued on the Fund's PIK securities, must be included in the Fund's income annually. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a federal excise tax (see "Taxation"), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon, other OID and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     CERTAIN RISKS ASSOCIATED WITH CALL FEATURES. A substantial portion of the securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities prior to maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund probably would not be able to reinvest the proceeds in securities of comparable quality providing the same investment return as the securities redeemed. The existence of a call feature may limit the potential for such a security to increase in value during periods of declining interest rates.

     CERTAIN RISKS ASSOCIATED WITH PREMIUM SECURITIES. The Fund may invest a substantial portion of its assets in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. As a result, the purchase of such securities provides the Fund a higher level of investment income distributable to Shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If such premium securities are called prior to maturity, the Fund may recognize a capital loss.

     CERTAIN RISKS ASSOCIATED WITH MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other income securities from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund's yield. Actual prepayment experience may cause the yield of a mortgage- or asset-backed security to differ from what was assumed when the Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of the security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

     The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The markets for foreign mortgage-backed securities are substantially smaller than US markets. Foreign mortgage-backed securities are structured differently than domestic mortgage-backed securities, but they normally present substantially similar risks, as well as the other risks normally associated with foreign securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class. Inverse floating rate CMO classes may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     The market value of certain mortgage-backed securities can be extremely volatile and these securities may become illiquid. UBS Global AM seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objectives. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that UBS Global AM does not anticipate, the Fund's ability to meet its investment objectives may be reduced.

     HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions also entails special risks. See "Other Investment Practices--Hedging and Other Strategies Using Derivative Instruments" and, in the SAI, "Hedging and Other Strategies Using Derivative Instruments."

     ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or Shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "Anti-Takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Shareholder who owns beneficially more than 5% of the Shares. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. See "Description of Capital Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation."

     MARKET DISRUPTION. As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the US securities markets were closed for a four-day period. These terrorist attacks and related events led to increased short-term market volatility. US military and related action in Iraq and Afghanistan and events in the Middle East could have significant effects on US and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the US economy and securities markets. A similar disruption of the US or world financial markets could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares.

                             MANAGEMENT OF THE FUND

     The overall management of the business and affairs of the Fund is vested with its Board ("Board"). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund have been delegated to its officers and to UBS Global AM, subject to the Fund's investment objectives and policies and to general supervision by the Board.

INVESTMENT ADVISOR. Subject to the supervision of the Board, investment advisory and administration services will be provided to the Fund by UBS Global AM pursuant to an Investment Advisory and Administration Contract dated as of February 8, 2001 ("Advisory Contract"). UBS Global AM is a Delaware corporation located at 51 West 52nd Street, New York, New York, 10019-6114. UBS Global AM is an investment advisor registered with the US Securities and Exchange Commission. UBS Global AM is an indirect wholly owned subsidiary of UBS AG ("UBS"). As of September 30 2004, UBS Global AM had approximately $49.5 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $482.9 billion in assets under management worldwide as of September 30, 2004. UBS is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

     Pursuant to the Advisory Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. UBS Global AM also supervises all matters relating to the operation of the Fund and obtain for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, UBS Global AM receives from the Fund a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus the sum of accrued liabilities other than the aggregate indebtedness constituting leverage ("Managed Assets"). During periods in which the Fund is utilizing leverage, the investment advisory and administrative fee payable to UBS Global AM will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's Managed Assets, including those purchased with leverage. As a result, UBS Global AM has a financial incentive to leverage the Fund, which may create a conflict of interest between UBS Global AM and the best interests of the Fund's shareholders.

     Prior to December 31, 2003, UBS Global Asset Management (New York) Inc. served as sub-advisor to the Fund pursuant to a sub-advisory contract with UBS Global AM, and was paid a fee, computed weekly and paid monthly, at the annual rate of 0.2375% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. Effective December 31, 2003, UBS Global Asset Management (New York) Inc. no longer serves as the Fund's sub-advisor.

     The Fund incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of the shares, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation.

     Most of the transactions that the Fund engages in do not involve brokerage. Where the Fund does engage in brokerage transactions, such transactions may be conducted through UBS Financial Services Inc. or its affiliates. The Fund pays fees to UBS Securities LLC for its services as lending agent in the Fund's portfolio securities lending program. UBS Global AM investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

     PORTFOLIO MANAGEMENT. Marianne Rossi is responsible for the day-to-day management of the Fund's portfolio. She is a Managing Director and Head of Global High Yield at UBS Global AM (since April 2000). She has 21 years of investment experience, with the last 16 years focused on the high yield market. Prior to April 2000, she was a managing director and part of the high yield team at Credit Suisse Asset Management. Her previous experience also includes work as a credit analyst at the Prudential Insurance Company of America and as a research associate at Kidder, Peabody and Company. Ms. Rossi holds a BA from New York University and is a CFA Charter holder.

     Other members of the management team include Shu-Yang Tan, Farooq Hassan, Steven Lucaccini, David Perrotta, Matthew Iannucci, and Stacey Lane. Mr. Tan is a senior analyst specializing in the container, electric utility, metals & mining and paper & packaging sectors. Previously, he worked as a portfolio manager at Eaton Vance Management Company. Mr. Tan has over sixteen years of experience and holds an MBA from the University of California at Berkeley, a BS from New York University and is a CFA Charter holder. Mr. Hassan is a senior analyst specializing in credit analysis of broadcasting, cable, food & beverage, media & entertainment and airline companies. Previously, he was a high yield analyst for Prudential Securities Inc. and a research analyst for Goldman, Sachs & Co. Mr. Hassan has over nine years of experience and holds an MBA from New York University and a BS from Rutgers University. Mr. Lucaccini is a senior analyst covering the health care, telecommunications, automotive, and aerospace/defense sectors. Previously, he was a high yield analyst with Bear Stearns. Mr. Lucaccini has over eight years of experience and holds an MBA from Columbia University, a JD from Arizona State College of Law and a BA from the University of California at Santa Barbara. Mr. Perrotta is a senior analyst covering the chemicals, consumer products, energy and gaming industries. He joined the firm after four years at Financial Management Advisors. Prior to that, he was a research associate at Sage Investments and a corporate finance analyst at NationsBank. Mr. Perotta has over eight years of experience and holds an MBA from the University of Texas at Austin and a BS from the University of Colorado at Boulder. Mr. Iannucci is responsible for providing analytic support to the high yield portfolio manager, including corporate research, quantitative analysis and database management. He also covers home building and building materials companies. Before joining the firm, Mr. Iannucci was a mutual fund accountant at the Bank of New York. He received a BS from the State University of New York at Oswego and is a CFA Charter holder. Ms. Lane is responsible for providing quantitative and qualitative analysis for the High Yield Research Team. She also covers the supermarket sector. Previously, she was part of the equity trading at Lazard Freres. Ms. Lane holds a BBA from the University of Texas at Austin.

                                 NET ASSET VALUE

     The net asset value of the Shares is determined weekly as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the last day of the week on which the NYSE is open for trading. The net asset value of the Shares also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per Share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of Shares outstanding at such time.

     When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options or futures positions are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors. When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board of Directors or its delegate determines that this does not represent fair value.

     Securities and other instruments that are listed on US and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by UBS Global AM under the direction of the Board of Directors as the primary market. Securities traded in the OTC market and listed on the Nasdaq normally are valued at the Nasdaq Official Closing Price; other OTC securities and instruments are valued at the last available bid price prior to the time of valuation. Other securities and assets for which reliable market quotations are not readily available (including restricted securities subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     All securities and other assets quoted in foreign currency and forward currency contracts are valued daily in US dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one tenth of one percent due to the costs of converting from one currency to another.

          DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund distributes substantially all of its net investment income as monthly dividends. The Fund distributes annually to its Shareholders substantially all of its realized net capital gain (the excess of net long-term capital gain over net short-term capital loss), realized net short-term capital gain and realized net gains from foreign currency transactions, if any. The Fund may make additional distributions if necessary to avoid a 4% federal excise tax on certain undistributed income and capital gain. See "Taxation" in the SAI. The Fund may change the foregoing distribution policy if its experience indicates, or if its Board determines, that a change is desirable for any reason.

     The Fund anticipates that a monthly dividend may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates. Undistributed net investment income will be available to supplement future dividends, which might otherwise have been reduced by reason of a decrease in the Fund's monthly net income due to fluctuations or expenses. Undistributed net investment income will be reflected in the Fund's net asset value, and, accordingly, distribution thereof will reduce the Fund's net asset value. The dividend rate on the Shares will be adjusted from time to time by the Fund's Board and will vary as a result of the performance of the Fund.

     The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer would be entitled to the distribution that would be declared to Shareholders in March 2005.

DIVIDEND REINVESTMENT PLAN

     The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all Shareholders whose Shares are registered in their own names, or in the name of UBS Financial Services Inc. (or its nominee), will have all dividends and other distributions on their Shares automatically reinvested in additional Shares, unless such Shareholders elect to receive cash. Shareholders who elect to hold their Shares in the name of a broker or nominee other than UBS Financial Services Inc. (or its nominee) should contact that broker or other nominee to determine whether, or how, they may participate in the Plan. The ability of such Shareholders to participate in the Plan may change if their Shares are transferred into the name of another broker or nominee.

     A Shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and Shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the Shareholder's name and address as they appear on that Share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a Shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     The transfer agent will serve as agent for the Shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The transfer agent will acquire Shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open-market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share (but in no event less than 95% of the then current market price per Share) on the date the Shares are issued. If, on the dividend payment date, the net asset value per Share is greater than the market value per Share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases. The number of outstanding Shares purchased with each distribution for a particular Shareholder equals the result obtained by dividing the amount of the distribution payable to that Shareholder by the average price per Share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open-market.

     In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the Shares trade on an "ex dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the transfer agent has completed its open-market purchases, the market price of a Share, plus estimated brokerage commissions, exceeds the net asset value per Share, the average per Share purchase price paid by the transfer agent may exceed the Fund's net asset value per Share, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all Shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those Shares purchased pursuant to the Plan.

     There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open-market purchases of Shares in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends in Shares does not relieve participants of any income tax that may be payable on such dividends. See "Taxation."

     Shareholders who participate in the Plan may receive benefits not available to Shareholders who do not participate in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash dividends they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive dividends in Shares with a net asset value greater than the value of any cash dividends they would have received on their Shares. However, there may be insufficient Shares available in the market to distribute dividends in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.

     The Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

                                    TAXATION

     Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of Shares of the Fund, is contained in the SAI. You should consult your tax advisor about your own particular tax situation.

     The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. For each taxable year that the Fund so qualifies, the Fund (but not its Shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its Shareholders.

     Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as long-term capital gain, regardless of how long they have held their Shares. The maximum tax rate applicable to a non-corporate taxpayer's net capital gain and certain income from qualified dividends is generally 15% for gain recognized on capital assets held for more than one year. For a discussion of the allocation of distributions of net capital gain between Shareholders and holders of any preferred stock that the Fund might issue, see "Taxation" in the SAI.

     A participant in the Plan will be treated as having received a distribution in the amount of (1) in the case of open-market purchases, the cash used to purchase Shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent, and (2) in the case of newly issued Shares, the fair market value of those Shares credited to the participant's account. Distributions by the Fund to its Shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each Shareholder against his or her basis for the Shares and will be taxable to any Shareholder only to the extent the distributions to the Shareholder exceed his or her basis for the Shares.

     An investor should be aware that, if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and receive some portion of the price back as a taxable distribution. Shareholders who are not liable for tax on their income and whose Shares are not debt financed are not required to pay tax on dividends or other distributions they receive from the Fund.

     The Fund will notify its Shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain as indicated above.

     Upon a sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a Shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the Shares and the amount realized. Any such gain or loss (1) will be treated as a capital gain or loss if the Shares are capital assets in the Shareholder's hands and (2) if the Shares have been held for more than one year, will be long-term capital gain or loss subject to federal income tax at the rates indicated above, provided that any loss realized on a sale or exchange of Shares that were held for six months or less will be treated as long-term, rather than as short term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as the result of participation in the Plan). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

     The Fund may acquire zero coupon or other securities issued with OID. As a holder of such securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. The Fund also must include in its gross income each year any "interest" it receives in the form of additional securities on PIK securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non cash income, to satisfy the distribution requirement imposed on RICs and to avoid imposition of a 4% federal excise tax (see "Taxation" in the SAI), the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     The Fund is required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 31% of all dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its Shareholders. See the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective Shareholders are urged to consult their tax advisers.

                                  CAPITAL STOCK

     Set forth below is information with respect to the Fund's outstanding securities as of January 31, 2005:

                                           NUMBER OF SHARES HELD
                        NUMBER OF SHARES    BY THE FUND FOR ITS         NUMBER OF SHARES
  TITLE OF CLASS           AUTHORIZED            ACCOUNT             ISSUED AND OUTSTANDING
  --------------           ----------            -------             ----------------------
Common Stock              200,000,000


     The Fund is authorized to issue 200 million shares of capital stock, $.001 par value. On January 31, 2005, there were _________ outstanding Shares of the Fund. The Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The outstanding Shares are fully paid and non-assessable. Shareholders are entitled to one vote per Share. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Directors.

     Under the rules of the NYSE applicable to listed companies, the Fund normally will be required to hold an annual meeting of Shareholders in each fiscal year. If the Fund is converted to an open-end investment company or if for any other reason the Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of Shareholders), the Fund may decide not to hold annual meetings of Shareholders. See "Share Repurchases and Tender Offers."

     The Fund has no present intention of offering additional Shares, except as described herein and under the Plan, as it may be amended from time to time. See "Dividends and Other Distributions; Dividend Reinvestment Plan." Other offerings of Shares, if made, will require approval of the Fund's Board and will be subject to the requirement of the 1940 Act that Shares may not be sold at a price below the then current NAV, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing Shareholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

SHARE REPURCHASES AND TENDER OFFERS

     In recognition of the possibility that the Shares might trade at a discount from NAV and that any such discount may not be in the best interest of Shareholders, the Fund's Board has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the Board currently intends, in consultation with UBS Global AM, from time to time consider action either to repurchase Shares in the open-market or to make a tender offer for Shares at their net asset value. In considering such actions, the Board may consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the Fund's assets, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. Under certain circumstances, it is possible that open-market repurchases or tender offers may constitute distributions under the Internal Revenue Code to the remaining Shareholders of the Fund. The Board may at any time, however, decide that the Fund should not repurchase Shares or make a tender offer. The Fund may borrow to finance repurchases and tender offers. Interest on such borrowings will reduce the Fund's net income. See "Additional Information--Stock Repurchases and Tender Offers" in the SAI.

     There is no assurance that the Board will decide to take either of these actions or that, if undertaken, either Share repurchases or tender offers will result in the Shares trading at a price that is equal or close to its net asset value per Share. The market price of the Shares will be determined by, among other things, the relative demand for and supply of Shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Shares may be the subject of tender offers at net asset value from time to time may reduce the spread that might otherwise exist between the market price of the Shares and net asset value per Share. In the opinion of UBS Global AM, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer. Although the Board believes that Share repurchases and tender offers generally would have a favorable effect on the market price of the Shares, it should be recognized that the Fund's acquisition of Shares would decrease the Fund's total assets and, therefore, have the effect of increasing the Fund's expense ratio and decreasing asset coverage with respect to any leverage being used by the Fund.

     Any tender offer made by the Fund for Shares generally would be at a price equal to the net asset value of the Shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the Shareholders would be notified, in accordance with the requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act") and the 1940 Act, either by publication or by mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering Shares would pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering Shareholder and would not be deducted from the proceeds of the purchase. The Fund's Transfer Agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their Shares. Costs associated with the tender would be charged against capital.

CONVERSION TO OPEN-END INVESTMENT COMPANY

     The Board also may consider from time to time whether it would be in the best interests of the Fund and its Shareholders to convert the Fund to an open-end investment company. If the Board determines that such a conversion would be in the best interests of the Fund and its Shareholders and is consistent with the 1940 Act, the Board will submit to the Fund's Shareholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such an amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding Shares entitled to vote thereon, the Fund would convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer Shares for sale, and each such Share could be presented to the Fund, at the option of the holder thereof, for redemption at a price based on the then current net asset value per Share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Shares would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment. The Fund would be required to redeem any outstanding preferred stock and any indebtedness not constituting bank loans, which could eliminate or alter the Fund's leveraged capital structure.

     In considering whether to propose that the Fund convert to an open-end investment company, the Board would consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its Shareholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objectives and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its Shares.

     There can be no assurance that the Board will conclude that such a conversion is in the best interest of the Fund or its Shareholders. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a Shareholder may incur brokerage expenses in converting these securities into cash.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "Anti-Takeover" provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

     (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation, person, entity or group;

     (2) issuance of any securities of the Fund to any corporation, person, entity or group or entity for cash;

     (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to corporation, person, entity or group any entity or person (except assets having an aggregate market value of less than $1,000,000); or

     (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person, entity or group (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person entity or group (within the meaning of the Securities Exchange Act), is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding Shares of the Fund (a "Principal Shareholder"). A similar vote also would be required for any amendment of the Articles of

Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

     The Articles of Incorporation also provide that the Fund may issue preferred shares. The flexibility to issue preferred shares as well as common shares could enhance the Board of Directors' ability to negotiate on behalf of the stockholders in a takeover, but might also render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Fund's securities and the removal of incumbent management.

     The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its shares could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Description of Capital Stock--Share Repurchases and Tender Offers." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Fund's Board has considered the foregoing Anti-Takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

                     CUSTODIAN AND TRANSFER AGENT, DIVIDEND
               DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Fund's assets. State Street Bank and Trust Company employs foreign sub custodians, approved by the Board, in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PFPC Inc., whose principal business address is 760 Moore Road, King of Prussia, PA 19406, is the Fund's transfer and dividend disbursing agent and registrar. Colbent Corporation serves as the Subscription Agent in connection with the Offer. Colbent Corporation has its principal business at 161 Bay State Drive, Braintree, MA 02184.

                                  LEGAL MATTERS

     The validity of the Shares offered hereby will be passed on for the Fund by the law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund as of May 31, 2004 are incorporated by reference in the SAI in reliance on the report of Ernst & Young LLP, the independent registered public accounting firm of the Fund, given on the authority of that firm as experts in auditing and accounting.

                             REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semiannual reports and audited annual reports, including a list of investments held, to shareholders.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information filed by the Fund can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Fund's Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Fund can also be inspected and copied at the Library of the NYSE, 20 Broad Street, New York, NY 10005.

     This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and appendices thereto, the "Registration Statement") filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                                                           PAGE
Additional Information About Investment Policies; Investment
   Limitations and Restrictions                                                            2
Hedging and Other Strategies Using Derivative Instruments                                  20
Organization of the Fund; Directors and Officers; Principal Holders and
   Management Ownership of Securities                                                      30
Proxy Voting Policies                                                                      40
Investment Advisory and Administration Arrangements                                        41
Portfolio Transactions                                                                     43
Code of Ethics                                                                             44
Taxation                                                                                   44
Additional Information                                                                     50
Financial Information                                                                      51

APPENDIX

                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S RATINGS FOR CORPORATE AND CONVERTIBLE BONDS:

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in the Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa to Caa. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid range ranking; and the modifier "3" indicates a ranking in the lower end of its generic rating category.

DESCRIPTION OF S&P RATINGS FOR CORPORATE AND CONVERTIBLE DEBT SECURITIES:

     AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC--An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) --The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R--This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S INVESTMENT ADVISOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME AFTER THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
Prospectus Summary                                                             1
Fund Expenses                                                                 10
Financial Highlights                                                          11
The Offer                                                                     12
Use of Proceeds                                                               21
Description of Capital Stock                                                  22
Investment Objectives and Policies                                            23
Other Investment Practices                                                    27
Special Considerations and Risk Factors                                       32
Management of the Fund                                                        38
Net Asset Value                                                               40
Dividends and Other Distributions; Dividend Reinvestment Plan                 41
Taxation                                                                      43
Capital Stock                                                                 45
Custodian and Transfer Agent, Dividend Disbursing Agent,
Registrar and Subscription Agent                                              48
Additional Information                                                        49
Appendix


                                14,406,450 Shares


                        MANAGED HIGH YIELD PLUS FUND INC.


                            ISSUABLE UPON EXERCISE OF

                           NON-TRANSFERABLE RIGHTS TO

                            SUBSCRIBE FOR SUCH SHARES


                               P R O S P E C T U S


                                ________ __, 2005

   The information contained herein is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                          DATED JANUARY 27, 2005
                        MANAGED HIGH YIELD PLUS FUND INC.
                               51 WEST 52nd STREET
                          NEW YORK, NEW YORK 10019-6114

     Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares of common stock are listed and traded on the New York Stock Exchange under the symbol "HYF." The Fund's primary investment objective is to seek high income. Its secondary investment objective is capital appreciation. The Fund seeks to achieve these objectives by investing primarily in a professionally managed, diversified portfolio of lower-rated, income-producing debt and related equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities that are rated below investment grade or considered to be of comparable quality. These investments include: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's"), lower than a BBB rating by Standard and Poor's ("S&P") or comparably rated by another nationally recognized rating agency ("Rating Agency")) or that are unrated and that the Fund's investment advisor, UBS Global Asset Management (US) Inc. ("UBS Global AM"), has determined to be of comparable quality; and (ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are a part of a unit including, such debt securities. There is no assurance that the Fund will achieve its investment objectives.

     The Fund will interpret its 80% policy as if the following phrase appeared immediately after the words "net assets": "(plus the amount of any borrowing for investment purposes)." The Fund's 80% policy is a "non-fundamental" policy. This means that this investment policy may be changed by the Fund's Board without shareholder approval. However, the Fund has also adopted a policy to provide its Shareholders with at least 60 days' prior written notice of any change to the 80% policy.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the prospectus for the Fund, dated _________ __, 2005 ("Prospectus"). Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund or by calling toll-free 1-800-762 1000. The Prospectus is also available on the website of the Securities and Exchange Commission ("SEC") (http://www.sec.gov). The Prospectus also contains more complete information about the Fund. You should read it carefully before investing.

     Portions of the Fund's Annual and Semi-Annual Reports to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report or the Semi-Annual Report to Shareholders without charge by calling toll-free 1-800-647 1568.

     The Prospectus and this SAI omit certain of the information contained in the registration statement relating to these securities filed with the SEC. These items may be inspected and copied at the SEC's public reference room in Washington, DC and are available on the SEC's website.

                                TABLE OF CONTENTS

                                                                                  PAGE
Additional Information About Investment Policies; Investment
   Limitations and Restrictions                                                   2
Hedging and Other Strategies Using Derivative Instruments                         20
Organization of the Fund; Directors and Officers; Principal Holders and
   Management Ownership of Securities                                             30
Proxy Voting Policies                                                             40
Investment Advisory and Administration Arrangements                               41
Portfolio Transactions                                                            43
Code of Ethics                                                                    44
Taxation                                                                          44
Additional Information                                                            50
Financial Information                                                             51


          ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES; INVESTMENT
                          LIMITATIONS AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

YIELD FACTORS AND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other nationally recognized statistical rating organizations (collectively with Moody's and S&P, "Rating Agencies") are private services that provide ratings of the credit quality of debt obligations (bonds) and certain other securities. A description of the range of ratings assigned to debt obligations by S&P and Moody's is included in the Appendix to the Prospectus. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial conditional may be better or worse than is indicated by its rating. Subsequent to its purchase by the Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. UBS Global AM will consider such an event in determining whether the Fund should continue to hold the obligation.

     In addition to ratings assigned to individual bond issues, UBS Global AM analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

     GENERAL. The costs attributable to and risks of foreign investing frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and gains realized on certain foreign securities may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment capital or the proceeds of sales of securities. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable US companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of US courts.

     Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in the temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the Fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. In such case, it would become subject to federal income tax on all of its net income and gains. To avoid these adverse consequences, the Fund might be required to distribute amounts that are greater than the total amount of cash it actually receives. These distributions would have to be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund would not be able to purchase additional securities with cash used to make such distributions, and its current income and the value of its shares might ultimately be reduced as a result.

     SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of the Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Fund.

     The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports.

     Many foreign and emerging market securities are not registered with the SEC, and the issuers of those securities are not subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning US companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in US and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to US companies.

     In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

     Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

     A sovereign debtor's willingness or ability to pay interest and repay principal in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Fund's portfolio is managed in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its sovereign debt holdings.

     To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

     Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

     Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

MORTGAGE-BACKED SECURITIES

     Mortgage-backed securities are debt or pass-through securities that are backed by specific types of assets. These securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The US government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. While these government-sponsored enterprises are chartered or sponsored by Acts of Congress, securities issued by such government-sponsored enterprises are neither insured nor guaranteed by the US government. Other domestic mortgage-backed securities are sponsored or issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. New types of mortgage- and asset-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund may invest in those new types of mortgage- and asset- backed securities that UBS Global AM believes may assist in achieving its investment objectives. Similarly, the Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

     GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the US government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

     FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by US government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the US government.

     FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and US government insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the US government.

     PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of US government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement" below. These credit enhancements do not protect investors from changes in market value.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues is relatively small, compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. CMOs involve special risks, and evaluating them requires special knowledge.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal only class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate-holders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed-rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

     TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage- and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

     INVESTMENTS IN SUBORDINATED SECURITIES. The Fund may invest in subordinated classes of senior subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior mortgage- or asset-backed securities.

     SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate-holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed-rate 30 year mortgages would result in a 12 year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund.

     The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The markets for foreign mortgage-backed securities are substantially smaller than US markets. Foreign mortgage-backed securities are structured differently than domestic mortgage-backed securities, but they normally present substantially similar risks, as well as the other risks normally associated with foreign securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class. Inverse floating rate CMO classes may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     The market value of certain mortgage-backed securities can be extremely volatile and these securities may become illiquid. UBS Global AM seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objectives. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that UBS Global AM does not anticipate, the Fund's ability to meet its investment objectives may be reduced.

     ADDITIONAL INFORMATION ON ADJUSTABLE RATE MORTGAGE- AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMS"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARM securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, ARM securities generally do not increase in value as much as fixed-rate securities. ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMS generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMS specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMS also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMS experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     ARMS also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMS might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

     The rates of interest payable on certain ARMS, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the llth District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMS that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

     Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

ASSET-BACKED SECURITIES

     Asset-backed securities have structural characteristics similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and income may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

DURATION

     Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

     Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable debt security, expect to be made, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

     Duration allows UBS Global AM to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund's portfolio of debt securities. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if UBS Global AM calculates the duration of the Fund's portfolio of debt securities as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the Fund's portfolio of debt securities may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

     Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen a security's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, UBS Global AM uses more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by US companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in foreign currencies are increasing. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell those securities to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to is, in effect, secured by such securities.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities. If the value of such securities becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty will be required to provide additional collateral so that at all times the collateral will be at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, bonds, and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller (or the seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. The Fund enters into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board. UBS Global AM receives and monitors the creditworthiness of such institutions under the Board's general supervision.

ILLIQUID SECURITIES

     The Fund may invest without limit in illiquid securities, which for this purpose includes, among other things, purchased over the counter ("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the Fund's Board of Directors.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("1933 Act"), and may be sold only in privately negotiated transactions or other exempted transactions or after a registration statement under the 1933 Act has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities also include those that are subject to restrictions on transferability contained in the securities laws of other countries.

     However, not all restricted securities are illiquid. To the extent that foreign securities are freely tradable in the country where they are principally traded they are not considered illiquid, even if they are restricted securities in the United States. In addition, an institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

MUNICIPAL OBLIGATIONS

     Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are supported by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and normally are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

     Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

     While, in general, municipal obligations are tax-exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. The portion of dividends received by Shareholders from the Fund that is attributable to interest income received by the Fund from municipal obligations will not be exempt from federal income tax.

PRIVATE PLACEMENTS

     The Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

MONEY MARKET INSTRUMENTS

     The Fund may invest in money market instruments which may include securities issued or guaranteed by the US government, its agencies or instrumentalities, obligations of foreign and domestic banks or other depository institutions, commercial paper, short-term corporate obligations and repurchase agreements secured by any of the foregoing.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. There generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.

SHORT SALES "AGAINST THE BOX"

     The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains, in a segregated account with its custodian, securities that could be used to cover the short sale. The Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

     The Fund might make a short sale "against the box" in order to hedge against market risks when UBS Global AM believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in the Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

                             INVESTMENT LIMITATIONS

     FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares or (b) 67% or more of the Shares present at a Shareholders' meeting if more than 50% of the outstanding Shares are represented at the meeting in person or by proxy. Except as specified below with regard to Item
(3), if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies.

     The Fund will not:

        (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U S. government, its agencies and instrumentalities or to securities issued by other investment companies.

        The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

        (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities.

        (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

        (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

        (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

        (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Except for the investment restrictions listed above and the Fund's investment objectives, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Board of Directors and without a Shareholder vote.

            HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS

     UBS Global AM may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts to attempt to hedge the Fund's portfolio and to attempt to enhance income or to realize gains. UBS Global AM also may attempt to hedge the Fund's portfolio through the use of swap transactions. The Fund may enter into transactions using one or more types of Derivatives Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets. The Fund may use the following Derivative Instruments:

     OPTIONS ON DEBT AND EQUITY SECURITIES AND FOREIGN CURRENCIES. A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of a put option, who receives the premium, has the obligation, upon timely exercise of the option, to buy the underlying security or currency at the exercise price.

     OPTIONS ON INDICES OF DEBT SECURITIES. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

     DEBT AND EQUITY SECURITY INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

     DEBT SECURITY AND CURRENCY FUTURES CONTRACTS. A debt security futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of the specific type of debt security or currency called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.

     FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS

     Hedging strategies using Derivative Instruments can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to hedge against price movements in broad market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxation."

     In addition to the products, strategies and risks described below and in the Prospectus, UBS Global AM may discover additional opportunities in connection with Derivative Instruments. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as Derivative Instruments and techniques are developed. UBS Global AM may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS

     The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     Successful use of most Derivative Instruments depends upon UBS Global AM's ability to predict movements of the overall securities, currency or interest rate or markets, which requires different skills than predicting changes in the prices of individual securities. While UBS Global

AM is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because UBS Global AM projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Derivative Instrument can be closed out at a time and price that is favorable to the Fund.

COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS

     Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The value of assets in segregated accounts are marked to market daily.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the committing of a large portion of the Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet current obligations.

OPTIONS

     The Fund may purchase put and call options and write (sell) covered put and call options on debt and equity securities and foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. In addition, writing covered put options may serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options may serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Additional Information About Investment Policies; Investment Limitations and Restrictions--Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on foreign currencies and debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable or certain specified dates before expiration. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. The Fund will enter into OTC option transactions only with counterparties deemed creditworthy by UBS Global AM.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may purchase and write put and call options on indices of debt and equity securities in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

     The Fund may purchase and sell interest rate, debt and equity security index and foreign currency futures and options thereon. The purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts may serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities, currencies or indices. Similarly, writing put options on futures contracts may serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of the Fund's portfolio. If UBS Global AM wishes to shorten the average duration of the Fund's portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If UBS Global AM wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy an interest rate or futures contract or a call option thereon or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit with the futures broker through which the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to a futures position to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market The Fund intends to enter into such transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS

     The Fund may use options on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which portfolio securities are denominated and to attempt to enhance income or to realize gains. Currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or basket of currencies, the value of which UBS Global AM believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round the clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

     Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and any combination of futures and options transactions (each a "component" transaction), instead of a single Derivative Instrument, as part of a single or combined strategy when, in the opinion of UBS Global AM, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on UBS Global AM's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

GUIDELINE FOR FUTURES AND OPTIONS

     To the extent that the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange, which are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets. This guideline may be modified by the Fund's Board of Directors without a Shareholder vote. Adoption of this guideline does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS

     The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which UBS Global AM believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and UBS Global AM believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As in the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or liquid securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS

     The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

SWAP TRANSACTIONS

     The Fund may enter into interest rate swap transactions. Swap transactions include caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal ("notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which one party agrees to make payments to its counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated level or goes below a designated floor level on predetermined dates or during a specified time period.

     The Fund would enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate swap transactions are subject to risks comparable to those described above with respect to other Derivative Instruments.

     The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swap transactions are entered into for good faith hedging purposes and inasmuch as segregated accounts will be established with respect to such transactions, UBS Global AM and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, floors and collars that are written by the Fund.

     The Fund will enter into swap transactions only with banks, securities dealers and their respective affiliates believed by UBS Global AM to present minimal credit risks in accordance with guidelines established by the Fund's Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

           ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS; PRINCIPAL
                 HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     The Fund was incorporated under the laws of the state of Maryland on April 24, 1998. The Fund is governed by a Board of Directors which oversees the Fund's operations. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund are delegated to the Fund's officers and to UBS Global AM, subject to the investment objective and policies of the Fund and to general supervision by the Board.

     Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. Each Director who has attained the age of seventy-two
(72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each Director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or officer of the Fund, the Director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an officer, and other directorships held by such Director.

INTERESTED DIRECTOR

                                     TERM OF                                                                   OTHER
                     POSITION(S)    OFFICE AND                                NUMBER OF PORTFOLIOS IN       DIRECTORSHIPS
  NAME, ADDRESS,      HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN           HELD BY
     AND AGE            FUND        TIME SERVED       DURING PAST 5 YEARS           BY DIRECTOR               DIRECTOR
     -------            ----        -----------       -------------------           -----------               --------
Margo N.               Director      Since 1998   Mrs. Alexander is          Mrs. Alexander is a       None
Alexander+; 57                                    retired. She was an        director or trustee of
c/o UBS Global                                    executive vice president   16 investment companies
Asset Management                                  of UBS Financial           (consisting of 33
51 West 52nd                                      Services Inc. (from        portfolios) for which
Street                                            March 1984 to December     UBS Global AM or one of
New York, NY                                      2002). She was chief       its affiliates serves
10019                                             executive officer (from    as investment advisor,
                                                  January 1995 to October    sub-advisor or manager.
                                                  2000), a director (from
                                                  January 1995 to
                                                  September 2001) and
                                                  chairman (from March
                                                  1999 to September 2001)
                                                  of UBS Global AM
                                                  (formerly known as
                                                  Mitchell Hutchins Asset
                                                  Management Inc.).

INDEPENDENT DIRECTORS

Richard Q.           Director and    Since 1998   Mr. Armstrong is           Mr. Armstrong is a        None
Armstrong; 69        Chairman of                  chairman and principal     director or trustee of
c/o Willkie Farr     the Board of                 of R.Q.A. Enterprises      16 investment
& Gallagher LLP       Directors                   (management consulting     companies (consisting
787 Seventh                                       firm) (since April 1991    of 33 portfolios) for
Avenue                                            and principal occupation   which UBS Global AM or
New York, NY                                      since March 1995).         one of its affiliates
10019-6099                                                                   serves as investment
                                                                             advisor, sub-advisor
                                                                             or manager.

                                     TERM OF                                                                    OTHER
                     POSITION(S)    OFFICE AND                                NUMBER OF PORTFOLIOS IN        DIRECTORSHIPS
  NAME, ADDRESS,      HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN            HELD BY
     AND AGE            FUND        TIME SERVED       DURING PAST 5 YEARS           BY DIRECTOR                DIRECTOR
     -------            ----        -----------       -------------------           -----------                --------
David J.              Director      Since 2001    Mr. Beaubien is retired    Mr. Beaubien is a         Mr. Beaubien is also a
Beaubien; 70                                      (since 2003). He was       director or trustee of    director of IEC
84 Doane Road                                     chairman of Yankee         16 investment companies   Electronics, Inc., a
Ware, MA 01082                                    Environmental Systems,     (consisting of 33         manufacturer of
                                                  Inc., a manufacturer of    portfolios) for which     electronic assemblies.
                                                  meteorological measuring   UBS Global AM or one of
                                                  systems (since 1991).      its affiliates serves
                                                                             as investment advisor,
                                                                             sub-advisor or
                                                                             manager.

Richard R. Burt; 57   Director      Since 1998    Mr. Burt is chairman of    Mr. Burt is a director    Mr. Burt is also a
1275 Pennsylvania                                 Diligence LLC              or trustee of 16          director of Hollinger
Ave., N.W.                                        (international             investment companies      International Inc.
Washington,                                       information and security   (consisting of 33         (publishing), HCL
D.C.  20004                                       firm) and IEP Advisors     portfolios) for which     Technologies, Ltd.
                                                  (international             UBS Global AM or one      (software and
                                                  investments and            of its affiliates         information technologies),
                                                  consulting firm).          serves as investment      The Central European Fund,
                                                                             advisor, sub-advisor      Inc., The Germany Fund,
                                                                             or manager.               Inc., and IGT, Inc.
                                                                                                       (provides technology to
                                                                                                       gaming and wagering
                                                                                                       industry). He is also a
                                                                                                       director or trustee of
                                                                                                       funds in the Scudder Mutual
                                                                                                       Funds Family (consisting of
                                                                                                       47 portfolios).

                                     TERM OF                                                                    OTHER
                     POSITION(S)    OFFICE AND                                NUMBER OF PORTFOLIOS IN        DIRECTORSHIPS
  NAME, ADDRESS,      HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)    FUND COMPLEX OVERSEEN            HELD BY
     AND AGE            FUND        TIME SERVED       DURING PAST 5 YEARS           BY DIRECTOR                DIRECTOR
     -------            ----        -----------       -------------------           -----------                --------
Meyer Feldberg; 62     Director      Since 1998   Professor Feldberg is      Professor Feldberg is a   Professor Feldberg is
Columbia                                          Dean Emeritus and          director or trustee of    also a director of
Business School                                   Sanford Bernstein          31 investment companies   Primedia Inc.
33 West 60th                                      Professor of Leadership    (consisting of 48         (publishing), Federated
Street                                            and Ethics at Columbia     portfolios) for which     Department Stores, Inc.
7th Floor                                         Business School.  Prior    UBS Global AM or one of   (operator of department
New York, NY                                      to July 2004, he was       its affiliates serves     stores), Revlon, Inc.
10023-7905                                        Dean and Professor of      as investment advisor,    (cosmetics), Select
                                                  Management of the          sub-advisor or manager.   Medical Inc. (healthcare
                                                  Graduate School of                                   services) and SAPPI,
                                                  Business at Columbia                                 Ltd.(producer of paper).
                                                  University (since 1989).

Carl W. Schafer; 69    Director      Since 1998   Mr. Schafer is president   Mr. Schafer is a          Mr. Schafer is also a
66 Witherspoon                                    of the Atlantic            director or trustee of    director of Labor Ready,
Street #1100                                      Foundation (charitable     16 investment companies   Inc. (temporary employment),
Princeton, NJ 08542                               foundation) (since 1990).  (consisting of 33         Guardian Life Insurance
                                                                             portfolios) for which     Company Mutual Funds
                                                                             UBS Global AM or one of   (consisting of 25
                                                                             its affiliates serves     portfolios), the Harding,
                                                                             as investment advisor,    Loevner Funds (consisting
                                                                             sub-advisor or manager.   of three portfolios),
                                                                                                       E.I.I. Realty Securities
                                                                                                       Trust (consisting of
                                                                                                       two portfolios) and
                                                                                                       Frontier Oil Corporation.

William D.             Director      Since 2001   Mr. White is retired       Mr. White is a director   None
White; 71                                         (since 1994).              or trustee of 16
P.O. Box 199                                                                 investment companies
Upper Black                                                                  (consisting of 33
Eddy, PA 18972                                                               portfolios) for which
                                                                             UBS Global AM or

                                     TERM OF                                                                    OTHER
                     POSITION(S)    OFFICE AND                                NUMBER OF PORTFOLIOS IN        DIRECTORSHIPS
  NAME, ADDRESS,      HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(s)    FUND COMPLEX OVERSEEN            HELD BY
     AND AGE            FUND        TIME SERVED       DURING PAST 5 YEARS           BY DIRECTOR                DIRECTOR
     -------            ----        -----------       -------------------           -----------                --------
                                                                             one of its affiliates
                                                                             serves as investment
                                                                             advisor, sub-advisor or
                                                                             manager.

----------
+ Ms. Alexander is an "interested person" of the fund as defined in the Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

OFFICERS

                                                                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; NUMBER OF
 NAME, ADDRESS,          POSITIONS HELD     TERM OF OFFICE AND      PORTFOLIOS IN FUND COMPLEX FOR WHICH PERSON SERVES AS
    AND AGE                WITH FUND       LENGTH OF TIME SERVED                             OFFICER
    -------                ---------       ---------------------                             -------
W. Douglas Beck*; 37    Vice President    Since 2003                Mr. Beck is an executive director and head of product
                                                                    management of UBS Global AM (since 2002). From March
                                                                    1998 to November 2002, he held various positions at
                                                                    Merrill Lynch, the most recent being first vice
                                                                    president and co-manager of the managed solutions
                                                                    group.  Mr. Beck is vice president of 20 investment
                                                                    companies (consisting of 75 portfolios) for which UBS
                                                                    Global AM or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

James Capezzuto*; 40    Vice President    Since 2004                Mr. Capezzuto is director and assistant general
                        and Assistant                               counsel at UBS Global AM (since 2004). Prior to
                        Secretary                                   joining UBS Global AM he was senior vice president,
                                                                    senior compliance manager at Bank of America (from
                                                                    2003-2004), prior to that he was general counsel at
                                                                    Steinberg Priest & Sloane, and prior to that he was
                                                                    director and senior counsel at Deutsche Asset Management
                                                                    (form 1996-2002). Mr. Capezzuto is a vice president and
                                                                    assistant secretary of 20 investment companies
                                                                    (consisting of 75 portfolios) for which UBS Global AM or
                                                                    one of its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Thomas Disbrow*; 38     Vice President    Since 2004 (Treasurer)    Mr. Disbrow is a director and co-head of the mutual
                        and Treasurer     Since 2000                fund finance department of UBS Global AM. Prior to
                                          (Vice President)          November 1999, he was a vice president of Zweig/Glaser
                                                                    Advisers. Mr. Disbrow is a vice president and treasurer
                                                                    of 16 investment companies (consisting of 33 portfolios)
                                                                    and assistant treasurer of four investment companies
                                                                    (consisting of 42 portfolios) for which UBS Global AM or
                                                                    one of its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Mark F. Kemper**, 46    Vice President    Since 2004                Mr. Kemper is general counsel of UBS Global Asset
                        and Secretary                               Management - Americas region (since July 2004). Mr.
                                                                    Kemper also is an executive director of UBS Global Asset
                                                                    Management (Americas) Inc. ("UBS Global AM (Americas"))
                                                                    and was its deputy general counsel from July 2001 to July
                                                                    2004. He has been secretary of UBS Global AM (Americas)
                                                                    since 1999 and assistant secretary of UBS Global Asset
                                                                    Management Trust Company since 1993. Mr. Kemper is
                                                                    secretary of UBS Global AM (since 2004). Mr. Kemper is
                                                                    vice president and secretary of 20 investment companies
                                                                    (consisting of 75 portfolios) for which UBS Global AM
                                                                    (Americas) or one of its affiliates serves as investment
                                                                    advisor, sub-advisor or manager.

                                                                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; NUMBER OF
 NAME, ADDRESS,          POSITIONS HELD     TERM OF OFFICE AND      PORTFOLIOS IN FUND COMPLEX FOR WHICH PERSON SERVES AS
    AND AGE                WITH FUND       LENGTH OF TIME SERVED                             OFFICER
    -------                ---------       ---------------------                             -------
Joanne M.               Vice President    Since 2004                Ms. Kilkeary is an associate director and a senior
Kilkeary*; 36           and Assistant                               manager of the mutual fund finance department of UBS
                        Treasurer                                   Global AM. Ms. Kilkeary is a vice president and
                                                                    assistant treasurer of 16 investment companies
                                                                    (consisting of 33 portfolios) for which UBS Global AM
                                                                    or one of its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

Joseph T.               Vice President    Since 2004                Mr. Malone is a director and co-head of the mutual
Malone*; 37             and Assistant                               fund finance department of UBS Global AM. From August
                        Treasurer                                   2000 through June 2001, he was the controller at AEA
                                                                    Investors Inc. From March 1998 to August 2000, Mr.
                                                                    Malone was a manager within investment management
                                                                    services of PricewaterhouseCoopers LLC. Mr. Malone
                                                                    is vice president and assistant treasurer of 16
                                                                    investment companies (consisting of 33 portfolios) and
                                                                    vice president, treasurer and principal accounting
                                                                    officer of four investment companies (consisting of 42
                                                                    portfolios) for which UBS Global AM or one of its
                                                                    affiliates serves as investment advisor, sub-advisor
                                                                    or manager.

Joseph McGill*; 42      Vice President    Since 2004                Mr. McGill is executive director and chief compliance
                        and Chief                                   officer at UBS Global AM (since 2003). Prior to
                        Compliance                                  joining UBS Global AM, he was Assistant General
                        Officer                                     Counsel, J.P. Morgan Investment Management (from
                                                                    1999-2003). Mr. McGill is a vice president and chief
                                                                    compliance officer of 20 investment companies
                                                                    (consisting of 75 portfolios) for which UBS Global AM
                                                                    or one of its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

John Penicook **; 46    Vice President    Since 2002                Mr. Penicook is a managing director and global head of
                                                                    fixed income of UBS Global AM (Americas) Inc. and UBS
                                                                    Global AM. Mr. Penicook is a vice president of three
                                                                    investment companies (consisting of three portfolios)
                                                                    for which UBS Global AM or one of its affiliates
                                                                    serves as investment advisor, sub-advisor or manager.

Marianne Rossi*; 45     Vice President    Since 2004                Ms. Rossi is a managing director and head of global
                                                                    high yield at UBS Global AM (since April 2000).
                                                                    Prior to April 2000, she was a managing director and
                                                                    part of the high yield team at Credit Suisse Asset
                                                                    Management. Ms. Rossi is a vice president of one
                                                                    investment company (consisting of one portfolio) for
                                                                    which UBS Global AM or one of its affiliates serves as
                                                                    investment advisor, sub-advisor or manager.

Joseph A. Varnas*; 36   President         Since 2003                Mr. Varnas is a managing director (since March 2003),
                                                                    global head of information technology and operations
                                                                    (since March 2004) and head of product management -
                                                                    Americas (since November 2002) of UBS Global AM. He
                                                                    was head of technology of UBS Global AM from

                                                                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; NUMBER OF
 NAME, ADDRESS,          POSITIONS HELD     TERM OF OFFICE AND      PORTFOLIOS IN FUND COMPLEX FOR WHICH PERSON SERVES AS
    AND AGE                WITH FUND       LENGTH OF TIME SERVED                             OFFICER
    -------                ---------       ---------------------                             -------
                                                                    November 2002 to March 2004. From 2000 to 2001, he was
                                                                    manager of product development in Investment Consulting
                                                                    Services at UBS Financial Services Inc. Mr. Varnas is
                                                                    president of 20 investment companies (consisting of 75
                                                                    portfolios) for which UBS Global AM or one of its
                                                                    affiliates serves as investment advisor, sub-advisor or
                                                                    manager.

Keith A. Weller*; 43    Vice President    Since 1998                Mr. Weller is a director and associate general counsel
                        and Assistant                               of UBS Global AM. Mr. Weller is a vice president and
                        Secretary                                   assistant secretary of 20 investment companies
                                                                    (consisting of 75 portfolios) for which UBS Global AM or
                                                                    one of its affiliates serves as investment advisor,
                                                                    sub-advisor or manager.

---------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES

                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN BY DIRECTOR FOR
                                                                                    WHICH UBS GLOBAL AM OR AN AFFILIATE
                                       DOLLAR RANGE OF EQUITY SECURITIES IN        SERVES AS DIRECTOR INVESTMENT ADVISOR,
                DIRECTOR                              FUND+                               SUB-ADVISOR OR MANAGER+
                --------                              -----                               -----------------------
  INTERESTED DIRECTOR
      Margo N. Alexander                              None                                      $10,001-$50,000
  INDEPENDENT DIRECTORS*
      Richard Q. Armstrong                            None                                       Over $100,000
      David J. Beaubien                               None                                       Over $100,000
      Richard R. Burt                                 None                                       Over $100,000
      Meyer Feldberg                                  None                                       Over $100,000
      Carl W. Schafer                                 None                                       Over $100,000
      William D. White                                None                                       Over $100,000

----------
+ Information regarding ownership of shares of the Fund is as of December 31, 2004; information regarding ownership of shares in all registered investment companies overseen by Director for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is of December 31, 2004.

* To the extent they have not already done so, the Independent Directors have each agreed to invest the equivalent of a minimum of one year's board member's fees, in the aggregate, in the funds in the UBS Fund complex. Such investments may be spread across a number of funds, and they may not necessarily be made in any one particular fund overseen. The investment will be made over a period generally not to exceed three years from the beginning of 2004.

                                   COMMITTEES

   The Fund has an Audit Committee and a Nominating and Corporate Governance Committee. The Audit Committee consists of Mr. Richard Q. Armstrong (chairperson), Mr. David J. Beaubien, Mr. Richard R. Burt, and Professor Meyer Feldberg and Mr. William D. White. The following Independent Directors are members of the Nominating and Corporate Governance Committee:

Professor Meyer Feldberg (chairperson), Mr. Richard R. Burt, Mr. Carl W. Schafer and Mr. William D. White.

     The Audit Committee is responsible for, among other things: (i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the Board for ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm. In furtherance of its duties, the Committee also is responsible for, among other things: receiving periodic reports from the Fund's independent registered public accounting firm regarding its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to the Fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing and discussing the Fund's audited annual financial statements with management and the Fund's independent registered public accounting firm; reviewing with the independent registered public accounting firm any problems or difficulties the independent registered public accounting firm encountered during the conduct of the audit; and reporting to the full Board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting the Fund's audit or determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside the Fund.

     The Audit Committee currently normally meets in conjunction with regular Board meetings, or more frequently as called by its chairperson. During the fiscal year ended May 31, 2004, the Audit Committee held six meetings.

     The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. The Nominating and Corporate Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional Independent Directors of the Board. The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended May 31, 2004. The Nominating and Corporate Governance Committee will consider nominees recommended by Shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Professor Meyer Feldberg, care of the Secretary of the Fund at UBS Global Asset Management
(US) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The Shareholder's letter should state the nominee's name and should include the nominee's resume or CURRICULUM VITAE and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by the Shareholders.

         INFORMATION ABOUT INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES ISSUED BY UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED
                  BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

     As of December 31, 2004, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

                                  COMPENSATION

     Each Independent Director receives, in the aggregate from UBS Global AM Funds, an annual retainer of $70,000 and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. The chairperson of the Audit Committee receives annually $25,000. Effective October 1, 2004, the chairperson of the Nominating and Corporate Governance Committee receives annually $15,000. Effective October 1, 2004, the Chairman of the Board receives annually $30,000. (If a board member simultaneously holds more than one position on the Board, he or she is paid only the higher of the fees otherwise payable for these positions.) The foregoing fees will be allocated among all UBS Global AM Funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and
(ii) one-half of the expense will be allocated equally according to the number of such funds (I.E., expense divided by number of funds). No officer, Director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the funds for acting as a board member or officer. All Board members are reimbursed for expenses incurred in attending meetings.

     The table below includes certain information relating to the compensation of the Fund's current board members and the compensation of those Board members from all funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

COMPENSATION TABLE+

                                            AGGREGATE       TOTAL COMPENSATION FROM THE
                                           COMPENSATION          FUND AND THE FUND
           NAME OF PERSON, POSITION         FROM FUND*               COMPLEX**
       --------------------------------   --------------   -----------------------------
       Richard Q. Armstrong, Director       $  1,595               $  150,875
       David J. Beaubien, Director             1,394                  129,000
       Richard R. Burt, Director               1,363                  127,000
       Meyer Feldberg, Director                1,472                  249,000
       Carl W. Schafer, Director               1,394                  129,000
       William D. White, Director              1,394                  129,000

----------
       + Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; Board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the Funds.

       * Represents total fees paid by the Fund to each board member indicated for the fiscal year ended May 31, 2004.
       ** Represents fees paid during the calendar year ended December 31, 2004 to each Independent Board member by: (a) 16 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 31 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS Fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


     As of December 31, 2004, Directors and officers of the Fund owned in the aggregate less than 1% of the outstanding Shares of the Fund. As of December 31, 2004, none of the persons on whose behalf those Shares were held was known by the Fund to own 5% or more of the Fund's Shares.


                              PROXY VOTING POLICIES

     The Board of the Fund believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Fund's investment advisor, UBS Global AM.

     The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made towards them, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

     When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase Shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of registered public accounting firms.

     UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

     You may obtain information about the Fund's proxy voting decisions, without charge, by contacting the Fund directly at 1-800-647 1568, online on the Fund's website (www.ubs.com/ubsglobalam-proxy), or on the EDGAR database on the SEC's website (http://www.sec.gov).

               INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS

     UBS Global AM is the Fund's investment adviser and administrator pursuant to a contract dated February 1, 2001 with the Fund ("Advisory and Administration Contract"). Pursuant to the Advisory and Administration Contract, UBS Global AM provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, UBS Global AM supervises all matters relating to the operation of the Fund and obtains for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board, Shareholders and regulatory authorities.

     Under the Advisory and Administration Contract, the Fund pays UBS Global AM a fee, computed weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

     During the fiscal years indicated, the Fund paid (or accrued) the following investment advisory and administration fees:

                        FISCAL YEARS ENDED MAY 31,
         -----------------------------------------------------
               2004             2003                2002
         --------------  ------------------  -----------------
            $ 2,084,968         $ 1,833,833        $ 2,252,464

     Prior to December 31, 2003, UBS Global Asset Management (New York) Inc. served as sub-advisor to the Fund pursuant to a sub-advisory contract with UBS Global AM, and was paid a fee, computed weekly and paid monthly, at the annual rate of 0.2375% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. Effective December 31, 2003, UBS Global Asset Management (New York) Inc. no longer serves as the Fund's sub-advisor.

     In addition to the payments to UBS Global AM under the Advisory and Administration Contract described above, the Fund pays certain other costs, including (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(2) fees payable to and expenses incurred on behalf of the Fund by UBS Global AM; (3) organizational and offering expenses of the Fund, whether or not advanced by UBS Global AM; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal securities laws and/or state laws; (5) fees and salaries payable to the Fund's Directors and officers who are not interested persons of the Fund or UBS Global AM; (6) all expenses incurred in connection with the Fund's Directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those Directors of the Fund who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents (including any lending agent); (12) costs of preparing share certificates; (13) expenses of setting in type, printing and mailing reports and proxy materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, agents and Shareholders) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (17) the costs of investment company literature and other publications provided by the Fund to its Directors and officers; (18) costs of mailing, stationery and communications equipment; (19) changes and expenses of any outside pricing service used to value portfolio securities; (20) interest on borrowings of the Fund; (21) fees and expenses of listing and maintaining any listing of the Fund's Shares on any national securities exchange; (22) expenses incident to any dividend reinvestment plan; and (23) costs and expenses (including rating agency fees) associated with the issuance of any preferred stock.

     At the Fund's Board meeting on July 21, 2004, the Directors considered and approved the continuance of the Fund's Advisory and Administration Contract with UBS Global AM. In considering the continuance of the Advisory and Administration Contract, the Board analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Global AM in performing the services required under the Advisory and Administration Contract, and the cost-allocation methods used in calculating such expenses. The Board also reviewed UBS Global AM's profitability in managing the Fund; the current fees paid by the Fund in light of fees paid to other advisors by comparable funds; fees paid to UBS Global AM by other funds it advises; and the ability of UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract.

     The Board also evaluated the performance of the Fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with its investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics; UBS Global AM's trade allocation procedures for its various investment advisory clients and UBS Global AM's best execution procedures. The Board gave substantial consideration to the fees payable under the contract. In this regard, the Board evaluated UBS Global AM's profitability with respect to the Fund, including consideration of both the actual dollar amount of fees paid by the Fund directly to UBS Global AM and so-called "fallout benefits" to UBS Global AM or its affiliates, such as, for example, benefits derived from serving as investment advisor to the Fund and the research services available to UBS Global AM by reason of portfolio transactions executed for the Fund.

     Based on these considerations and the overall quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Global AM, the Board concluded the fees to be paid to UBS Global AM under the Advisory and Administration Contract were fair and reasonable, and the scope and quality of UBS Global AM's services to the Fund were consistent with the Fund's operational requirements and sufficient to approve the continuance of the Fund's Advisory and Administration Contract with UBS Global AM.

     Under the Advisory and Administration Contract, UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory and Administration Contract. The Advisory and Administration Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to UBS Global AM. The Advisory and Administration Contract may also be terminated by UBS Global AM on 60 days' written notice to the Fund. The Advisory and Administration Contract terminates automatically upon its assignment.

                             PORTFOLIO TRANSACTIONS

     The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Subject to policies established by the Board, UBS Global AM is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the Fund.


     During the fiscal years ended May 31, 2004 and 2002, the Fund paid no brokerage commissions. During the fiscal year ended May, 31, 2003, the Fund paid $20,060 in brokerage commissions. Typically, the Fund has not allocated any brokerage transactions for research, analysis, advice and similar services.
None of the amount of brokerage commissions for the fiscal year ended May 31, 2003 relate to research services or any other soft dollar type services. Investment decisions for the Fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.


                                 CODE OF ETHICS

     The Fund and UBS Global AM, the Fund's investment advisor and administrator, have adopted a code of ethics under rule 17j-1 of the 1940 Act ("Code of Ethics"). The Code of Ethics establishes standards by which certain personnel covered by the rule may invest in securities that may be purchased or held by the Fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

     The Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                    TAXATION

GENERAL

     The following discussion of federal income tax consequences is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects thereon of state, local and foreign tax laws and any proposed tax law changes.

     To qualify to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute to its Shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer. If the Fund failed to qualify to be taxed as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its Shareholders) and all distributions out of its earnings and profits would be taxable to its Shareholders as dividends (that is, ordinary income).

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31st of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

     If the Fund retains any net capital gain (the excess of net long-term capital gain over net short-term capital loss), it may designate the retained amount as undistributed capital gains in a notice to its Shareholders. If the Fund makes such a designation, it will be required to pay federal income tax on the undistributed gains ("Fund tax") and each Shareholder subject to federal income tax (1) will be required to include in income, as long-term capital gains, his or her proportionate share of the undistributed gains, (2) will be allowed a credit or refund, as the case may be, for his or her proportionate share of the Fund tax and (3) will increase the tax basis of his or her Shares by the difference between the included income and such share of the Fund tax.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Shares) may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from US corporations. However, dividends received by a corporate Shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax. It is not expected that a significant portion of the Fund's dividends will qualify for this deduction.

     If the Fund has both Shares (I.E., common stock) and preferred stock outstanding, it intends to designate distributions made to each such class in any year as consisting of no more than each class' proportionate share of particular types of income based on the total distributions paid to each class for the year, including distributions out of net capital gain.

     Income from investments in foreign securities, and gains realized thereon, may be subject to foreign withholding or other taxes. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will not be able to claim any foreign tax credit or deduction with respect to those foreign taxes.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

DISTRIBUTIONS

     Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether paid in cash or invested in Fund Shares. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from US corporations, and if other applicable requirements are met. However, the Fund does not expect to derive a material amount of dividend income for US corporations. Furthermore, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to Shareholders, whether received in cash or reinvested in Shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. These rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income the Fund earned by investing in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Fund invest do not pay significant dividends on their stock, the Fund may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a US possession, corporations whose stock is readily tradable on an established securities market in the US, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations".

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received. Distributions by the Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by the Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

     Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the Distribution Requirements.

     If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included fo reach period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its Shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "US shareholders," defined as US persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a US shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its Shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its Shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if those earnings and gain are not distributed to the Fund by the qualified electing fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements for making the election.

     The Fund may elect to "mark to market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark to market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

STRATEGIES USING DERIVATIVE INSTRUMENTS

     Strategies using Derivative Instruments, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income and/or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     If the Fund has an "appreciated financial position" generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the redemption, sale or exchange of his Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, which generally may be eligible for reduced Federal tax rates (for Shareholders who are individuals), depending on the Shareholder's holding period for the Shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund's Shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such Shares.

BACKUP WITHHOLDING

     The Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign Shareholder"), depends on whether the income from the Fund is "effectively connected" with a US trade or business carried on by such Shareholder. If the income from the Fund is not effectively connected with a US trade or business carried on by a foreign Shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to US withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign Shareholders. Such a foreign Shareholder would generally be exempt from US federal income tax on gains realized on the sale of Shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations.

     The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. This discussion does not purport to deal with all of the tax consequences applicable to Shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             ADDITIONAL INFORMATION

STOCK REPURCHASES AND TENDER OFFERS

     As discussed in the Prospectus, the Fund's Board may repurchase Shares or make a tender offer for Shares in an effort to reduce or eliminate the discount to net asset value at which the Shares might trade. Even if a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if (1) such transactions, if consummated, would (a) result in the delisting of the Shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round lot holders falls below 1,200) or (b) impair the Fund's status as a RIC (which would eliminate the Fund's eligibility to deduct dividends paid to its Shareholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of Shareholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase its Shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any other exchange on which portfolio securities of the Fund are traded,
(c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, New York State or any state in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other events or conditions that would have a material adverse effect on the Fund or its Shareholders if Shares were repurchased. The Board may modify these conditions in light of experience.

INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM

     Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the independent registered public accounting firm of the Fund. The audit services they provide include examination of the financial statements of the Fund, services related to filings by the Fund with the SEC and consultation on matters related to the preparation and filing of tax returns.

COUNSEL

     The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, counsel to the Fund, has passed upon the legality of the Shares offered by the Fund's Prospectus. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher, LLP 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

                              FINANCIAL INFORMATION

     The Fund's audited financial statements and independent registered public accounting firm's report thereon, appearing in the Fund's Annual Report to Shareholders for the period ending May 31, 2004, and the Fund's unaudited financial statements appearing in the Fund's Semi-Annual Report to Shareholders for the period ending November 30, 2004 are incorporated by reference in this Statement of Additional Information. The Fund's Annual and Semi-Annual Reports to Shareholders are available upon request and free of charge by calling the Fund at 1-800-647 1568.

PART C -- OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)      (a) Included in Part A:

                 (i)      Financial Statements

         (b) Included in Part B:

                 (i)      Report of Independent Registered Public Accounting
                          Firm

                 (ii)     Portfolio of Investments as of May 31, 2004  (1)

                 (iii)    Statement of Assets and Liabilities as of May 31,
                          2004 (1)

                 (iv)     Statement of Operations as of May 31, 2004 (1)

                 (v) Statement of Changes in Net Assets for the year ended May 31, 2004 (1)

                 (vi)     Statement of Cash Flows for the year ended May 31,
                          2004 (1)


                 (vii)    Notes to Financial Statements (1)

                 (viii)   Portfolio of Investments at November 30, 2004 (2)

                 (ix)     Statement of Assets and Liabilities at November 30,
                          2004 (2)

                 (x) Statement of Changes in Net Assets for the six months ended November 30, 2004 (2)

                 (xi)     Notes to Financial Statements (2)

(2)      (a)     Articles of Incorporation (3)

         (b)     (i)      Amended and Restated Bylaws (4)

                 (ii) Amendment to Amended and Restated Bylaws, dated January 18, 2000 (4)

                 (iii) Amendment to Amended and Restated Bylaws, dated October 8, 2001 (4)


         (c)     None


         (d)     (i)      Form of Notice of Guaranteed Delivery (filed
                          herewith)

                 (ii)     Form of Exercise Form (filed herewith)

         (e)     Dividend Reinvestment Plan (5)


         (f)     None


         (g)     Investment Advisory and Administration Contract (4)

         (h)     (i)      Underwriting Agreement (6)

                 (ii)     Amended and Restated Master Agreement Among
                          Underwriters (6)

                 (iii)    Amended and Restated Master Selected Dealer Agreement
                          (6)


         (i)     None


         (j)     (i)      Custodian Agreement (6)

                 (ii)     Amendment to Custodian Agreement, dated August, 16,
                          1999 (4)

                 (iii) Amendment to Custodian Agreement, dated February 15, 2001 (4)

         (k)     (i)      Transfer Agency Agreement (6)

                 (ii)     Notice of Assignment of Transfer Agency Agreement (4)

                 (iii)    Revolving Credit and Security Agreement (6)

                 (iv) Amendment to Revolving Credit and Security Agreement, dated as of October 13, 1999 (6)

                 (v) Amendment to Revolving Credit and Security Agreement, dated as of October 20, 2000 (4)

                 (vi) Amendment to Revolving Credit and Security Agreement, dated as of October 19, 2001 (4)

                 (vii) Amendment to Revolving Credit and Security Agreement, dated as of October 18, 2002 (4)

                 (viii) Amendment to Revolving Credit and Security Agreement, dated as of October 17, 2003 (4)

                 (ix) Amendment to Revolving Credit and Security Agreement, dated as of October 15, 2004 (4)

                 (x) Information Agent Agreement between Registrant and The Altman Group, Inc. (filed herewith)

         (l)     Opinion and Consent of Counsel (filed herewith)


         (m)     None


         (n) Consent of Independent Registered Public Accounting Firm (filed herewith)


         (o)     None

         (p)     Not Applicable

         (q)     None


         (r)     Code of Ethics of Registrant and UBS Global Asset Management
                 (US) Inc. (7)

         (s)     (i)      Powers of Attorney for Mrs. Alexander and Messrs.
                          Armstrong, Beaubien, Burt, Feldberg, Schafer and White
                          (4)

                 (ii)     Power of Attorney for Mr. Disbrow (4)

                 (iii)    Power of Attorney for Mr. Varnas (4)



----------
(1) Incorporated by reference from Registrant's Annual Report to Shareholders for the period ending May 31, 2004, filed August 9, 2004.

(2) Incorporated by reference from Registrant's Semi-Annual Report to Shareholders for the period ending November 30, 2004, filed on Form N-CSR on January 25, 2005.

(3) Incorporated by reference from Registrant's registration statement on Form N-2, SEC File No. 333-51017, filed April 24, 1998.


(4) Incorporated by reference from Registrant's registration statement on Form N-2, SEC File No. - 333-120645, filed November 19, 2004.

(5) Incorporated by reference from Pre-Effective Amendment No. 2 to the Registrant's registration statement on Form - N-2, SEC File No. 333-51017, filed June 24, 1998.

(6) Incorporated by reference from Registrant's registration statement on Form N-14, SEC File No. 333-30638, filed - February 17, 2000.

(7) Incorporated by reference from Post-Effective Amendment No. 43 to the registration statement of The UBS Funds, - SEC File No. 33-47287, filed October 28, 2004.

Item 25.  MARKETING ARRANGEMENTS

          Not applicable.

Item 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:


              Registration Fees                                                              $ 13,000
              New York Stock Exchange Fees                                                     70,000
              Printing and Engraving Expenses                                                 100,000
              Fees and expenses of qualifications under
                 state securities laws (including fees of counsel)                                  0
              Accounting Fees and Expenses                                                     30,000
              Legal Fees                                                                      200,000
              Information Agent Fees                                                           31,000
              Subscription Agent Fees                                                          35,000
              Miscellaneous Expenses                                                           21,000
                                                                                             --------
                   TOTAL                                                                     $500,000
                                                                                             ========


Item 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.

Item 28.  NUMBER OF HOLDERS OF SECURITIES


                                                           NUMBER OF RECORD SHAREHOLDERS AS
          TITLE OF CLASS                                   OF JANUARY 26, 2005
          --------------                                   --------------------------------
          Common Stock, par value
          $0.001 per share                                  352


Item 29.  INDEMNIFICATION

     Article Twelfth of the Fund's Articles of Incorporation and Article IX of the Fund's Amended and Restated By-Laws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940, as amended ("1940 Act")).
Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Fund to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Fund is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of nay director or officer of the Fund against any liability to the Fund or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 8 of the Investment Advisory and Administration Contract ("Advisory and Administration Contract") between Registrant and UBS Global Asset Management
(US) Inc. ("UBS Global AM") provides that UBS Global AM shall not be liable for any error of judgment or mistake of law or for loss suffered by the Fund in connection with the matters to which the Advisory and Administration Contract relates except a loss resulting from the willful misfeasance, bad faith or gross neglect of UBS Global AM in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Contract.

     Section 7 of the Underwriting Agreement provides that the Fund and UBS Global AM jointly and severally will indemnify each Underwriter and its directors, officers, employees and agents against all liabilities to which any of them may become subject arising out of any alleged untrue statement of material fact in any preliminary prospectus, this Registration Statement or the Prospectus or any amendment or supplement thereto, or in any sales materials or any application or other document excepted by or on behalf of the Fund filed in any jurisdiction in order to qualify the shares under the securities laws thereof or filed with the SEC, or the alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements therein not misleading. The Underwriting Agreement further provides that UBS Global AM and each officer or director of the Fund who signs the Registration Statement shall be indemnified by the Underwriter to the same extent as set out above, but only insofar as any liability arises out of any untrue statement or omission made in reliance on and in conformity with information furnished to the Fund by the Underwriter expressly for use in the preparation of the documents in which the statement or omission is made or alleged to be made.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act") may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with the successful defense of nay action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Fund by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the disclosure under the caption "Management of the Fund" in the Prospectus.

     UBS Global AM , a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of UBS AG. investment advisory and financial services business. Information as to the officers and directors of UBS Global AM is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

Item 31.  LOCATION OF ACCOUNTS AND RECORDS

     The books and other documents required by (i) paragraphs (b)(4), (c) and
(d) of Rule 31a-1 and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM, at 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 32.  MANAGEMENT SERVICES

     None.

Item 34.  UNDERTAKINGS

     The Registrant hereby undertakes:

     (1) To suspend the offering of its shares until it amends its Prospectus if
     (i) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement, or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     (2) Not applicable

     (3) Not applicable.

     (4) Not applicable.

     (5) (a) That for the purpose of determining any liability under the Securities Act of 1933 , the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (b) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of January, 2005.

                                        MANAGED HIGH YIELD PLUS FUND INC.


                                        By: /S/ KEITH A. WELLER
                                            -------------------------
                                        Keith A. Weller
                                        Vice President and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                                       TITLE                              DATE
---------                                       -----                              ----
/s/ Margo N. Alexander                          Director                           January 27, 2005
------------------------------------
Margo N. Alexander*

/s/ Richard Q. Armstrong                        Director and Chairman of the       January 27, 2005
------------------------------------            Board of Directors
Richard Q. Armstrong*

/s/ David J. Beaubien                           Director                           January 27, 2005
------------------------------------
David J. Beaubien*

/s/ Richard R. Burt                             Director                           January 27, 2005
------------------------------------
Richard R. Burt*

/s/ Thomas Disbrow                              Vice President and Treasurer       January 27, 2005
------------------------------------
Thomas Disbrow**

/s/ Meyer Feldberg                              Director                           January 27, 2005
------------------------------------
Meyer Feldberg*

/s/ Carl W. Schafer                             Director                           January 27, 2005
------------------------------------
Carl W. Schafer*

/s/ William D. White                            Director                           January 27, 2005
------------------------------------
William D. White*

/s/ Joseph A. Varnas                            President                          January 27, 2005
------------------------------------
Joseph A. Varnas***

* Signature affixed by Dilia M. Caballero pursuant to power of attorney dated November 10, 2004 and incorporated by reference from the Registrant's registration statement on Form N-2, SEC File No. 333-120645, filed November 19, 2004.

** Signature affixed by Dilia M. Caballero pursuant to power of attorney dated November 10, 2004 and incorporated by reference from the Registrant's registration statement on Form N-2, SEC File No. 333-120645, filed November 19, 2004.

*** Signature affixed by Dilia M. Caballero pursuant to power of attorney dated November 10, 2004 and incorporated by reference from the Registrant's registration statement on Form N-2, SEC File No. 333-120645, filed November 19, 2004.

                        MANAGED HIGH YIELD PLUS FUND INC.
                                  EXHIBIT INDEX

EXHIBIT
NUMBER
-------
(2)(d)(i)          Form of Notice of Guaranteed Delivery
(2)(d)(ii)         Form of Exercise Form
(2)(k)(x)           Information Agent Agreement between Registrant and The Altman Group, Inc.
(2)(l)              Opinion and Consent of Counsel
(2)(n)              Consent of Independent Registered Public Accounting Firm